UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Health Sciences Opportunities Portfolio
BlackRock Infrastructure Sustainable Opportunities Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Infrastructure Sustainable Opportunities Fund

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Russell 1000® Growth Index. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the information technology (“IT”), communication services and consumer discretionary sectors. Within IT, selection among IT services companies detracted the most from performance, specifically an out-of-benchmark position in Shopify, Inc. Following IT, selection in communication services weighed on performance, most notably, an out-of-benchmark position in Snap, Inc. and overweight position in Match Group, Inc. within interactive media & services. Lastly, within consumer discretionary, an out-of-benchmark position in Mercado Libre, Inc. within internet & direct marketing retail detracted from relative performance.

The largest contributors to the Fund’s relative performance were positioning in energy, its cash position and selection in materials. In energy, positioning in the oil, gas & consumable fuels sub-sector contributed to performance, most notably positions in Pioneer Natural Resources Company and EQT Corp. Within in materials, positive contributions were highlighted by an out-of-benchmark position in Linde Plc in the chemicals sub-sector.

Describe recent portfolio activity.

During the period, exposure to energy increased with investment in the oil, gas & consumable fuels sub-sector. Exposure to the healthcare sector increased as well. Conversely, exposure to communication services decreased the most due to a reduced allocation to entertainment. Exposure to the IT sector declined as well. Finally, the Fund’s cash position rose slightly over the period.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was to the energy sector, followed by health care and materials. Conversely, the IT sector was the largest underweight, followed by industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Capital Appreciation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(17.30)%	N/A	13.75%	N/A	14.21%	N/A
Investor A	(17.51)	(21.84)%	13.46	12.24%	13.91	13.29%
Investor C	(18.18)	(18.85)	12.56	12.56	13.18	13.18
Class K	(17.22)	N/A	13.87	N/A	14.33	N/A
Class R	(17.82)	N/A	13.12	N/A	13.58	N/A

Russell 1000® Growth Index	(6.25)	N/A	16.13	N/A	16.06	N/A
S&P 500® Index	(0.30)	N/A	13.38	N/A	14.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 736.90	$ 3.05		$ 1,000.00	$ 1,021.42	$ 3.53		0.70%
Investor A	1,000.00	736.10	4.20		1,000.00	1,020.09	4.89		0.97
Investor C	1,000.00	733.30	7.52		1,000.00	1,016.26	8.75		1.74
Class K	1,000.00	737.30	2.77		1,000.00	1,021.74	3.23		0.64
Class R	1,000.00	734.60	5.76		1,000.00	1,018.29	6.69		1.33

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Capital Appreciation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	11.4%

Amazon.com, Inc.	7.7

Alphabet, Inc., Class A	5.9

Visa, Inc., Class A	4.5

Intuit, Inc.	4.3

S&P Global, Inc.	3.4

ASML Holding NV, Registered Shares	2.9

ServiceNow, Inc.	2.7

LVMH Moet Hennessy Louis Vuitton SE	2.6

Marvell Technology, Inc.	2.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	40.5%

Consumer Discretionary	18.0

Health Care	11.9

Communication Services	10.6

Financials	4.5

Energy	4.2

Materials	3.5

Industrials	2.2

Real Estate	1.3

Other (each representing less than 1%)	0.7

Short-Term Securities	3.0

Liabilities in Excess of Other Assets	(0.4)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Healthcare stocks posted a gain in the annual period, even as the broader U.S. equity market lost ground. The sector was helped by its lower sensitivity to the primary drivers of market volatility, including rising interest rates, Russia’s invasion of Ukraine and the potential for slowing economic growth.

Both sector allocations and security selection detracted from performance. With respect to the former, the Fund was hurt by an underweight allocation to pharmaceuticals. However, an underweight in medical devices & supplies contributed. In terms of stock selection, the Fund’s underperformance in the healthcare providers & services and biotechnology industries offset a stronger showing in pharmaceuticals.

Among individual holdings, an underweight to AbbVie, Inc. was the largest detractor from relative performance. The biopharmaceutical company reported strong quarterly sales, primarily from Botox, and it announced positive clinical trial data for a chronic migraine treatment. An overweight position in Biogen, Inc. was another notable detractor. The company’s Alzheimer’s drug experienced weaker-than-anticipated adoption, leading to a sell-off in the stock. An overweight in the health insurance provider Humana, Inc. also detracted after the company reported flat earnings and halved its forecasts for new members it expects to add in 2022. The Fund sold the stock following this news.

A zero weighting in Veeva Systems, Inc. was the top contributor to relative performance. The medical technology company suffered from risk-off market sentiment that heavily penalized high-growth stocks in the second half of the period. Out-of-benchmark holdings in the drug distribution companies AmerisourceBergen Corp. and McKesson Corp. were also top contributors.

Describe recent portfolio activity.

The Fund’s weightings in the healthcare providers & services and pharmaceuticals sub-sectors increased. Conversely, its allocations to the biotechnology and medical devices & supplies sub-sectors decreased.

Describe portfolio positioning at period end.

The Fund is a diversified healthcare portfolio constructed using the investment adviser’s bottom-up process. Following the peak in COVID-19 cases in January 2022, the outlook for the virus improved considerably. However, the investment adviser continued to monitor developments on this front closely. In addition, given the macroeconomic and geopolitical uncertainties that could impact company fundamentals depending on the business and geographical mix, the investment adviser was focused on resilient companies with strong fundamentals, as well as those with majority of their revenue in the United States. Although the near-term outlook is challenging, the investment adviser believed the trends of aging demographics and innovation in medical technology remained key tailwinds for the sector.

At the close of the period, the Fund was overweight in healthcare providers & services, equal weight in biotechnology, and underweight in pharmaceuticals and medical devices & supplies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2022 (continued)	BlackRock Health Sciences Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(b)	(3.55)%	N/A	12.50%	N/A	16.30%	N/A
Service(b)	(3.83)	N/A	12.17	N/A	15.96	N/A
Investor A(b)	(3.78)	(8.83)%	12.20	11.00%	15.99	15.36%
Investor C(b)	(4.50)	(5.36)	11.38	11.38	15.32	15.32
Class K(b)	(3.44)	N/A	12.61	N/A	16.24	N/A
Class R(b)	(4.12)	N/A	11.83	N/A	15.61	N/A
Russell 3000® Health Care Index	0.17	N/A	12.78	N/A	15.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset values (“NAV”) per share presented herein are different than the information previously published as of May 31, 2022.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 967.60	$ 4.18		$ 1,000.00	$ 1,020.68	$ 4.28		0.85%
Service	1,000.00	966.10	5.62		1,000.00	1,019.21	5.79		1.15
Investor A	1,000.00	966.40	5.41		1,000.00	1,019.42	5.54		1.10
Investor C	1,000.00	962.70	8.99		1,000.00	1,015.77	9.25		1.84
Class K	1,000.00	968.00	3.66		1,000.00	1,021.21	3.78		0.75
Class R	1,000.00	964.60	7.16		1,000.00	1,017.65	7.34		1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Health Sciences Opportunities Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

UnitedHealth Group, Inc.	9.7%

Johnson & Johnson	5.2

Eli Lilly & Co.	4.7

Pfizer, Inc.	4.2

Abbott Laboratories	4.1

Thermo Fisher Scientific, Inc.	3.9

Cigna Corp.	3.7

Merck & Co., Inc.	3.5

AbbVie, Inc.	3.4

Anthem, Inc.	3.3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Pharmaceuticals	26.1%

Health Care Providers & Services	25.2

Biotechnology	18.0

Health Care Equipment & Supplies	16.8

Life Sciences Tools & Services	9.1

Other (each representing less than 1%)	0.6

Short-Term Securities	5.3

Liabilities in Excess of Other Assets	(1.1)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

BlackRock Infrastructure Sustainable Opportunities Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Portfolio Management Commentary

How did the Fund perform?

For the period beginning September 30, 2021 with commencement of operations and ended May 31, 2022, the Fund underperformed its benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

What factors influenced performance?

The Fund’s benchmark, which measures the broad infrastructure universe, does not have any environmental, social and governance (“ESG”) requirements. As a result, the index has a sizable weighting in energy companies focused on fossil fuels. This market segment performed very well during the reporting period, as energy prices surged due to an imbalance of supply and demand that was exacerbated by Russia’s invasion of Ukraine in February 2022. The Fund’s lack of a position in the energy sector was therefore a primary factor in its underperformance as compared to the benchmark over the past eight months.

Because the index is used for reference purposes only, the following discussion refers to absolute returns rather than relative performance.

The Fund’s position in the Spain-based telecommunication tower operator Cellnex Telecom was a key detractor, as central banks’ shift toward higher interest rates fueled a sell-off among faster-growing companies. GDS Holdings, Ltd.—a Chinese information technology services company—was also hurt by the downturn in growth stocks, as well as a slowdown in China’s economy. The German port operator Hamburger Hafen und Logistik AG lagged in part to its ownership of a container terminal in Odessa, Ukraine. Similarly, the French company Eutelsat Communications S.A. experienced selling pressure from its Russian exposure. The Fund sold out of the position completely at the onset of the conflict. West Japan Railway Co., which lagged to a slower-than-expected recovery in traffic, was an additional detractor of note.

The Fund’s position in Getlink SE, which operates the tunnel between the United Kingdom and France, was a top contributor to results. The economic recovery that accompanied the waning of COVID-19 contributed to outperformance across the European transportation sector. Holdings in the U.K. utility companies National Grid PLC and Severn Trent PLC also outperformed thanks to their defensive profiles and limited exposure to the Russia-Ukraine war. U.S.-based Exelon Corp., whose spin-off of its nuclear assets create a simpler corporate structure, was a further contributor of note. Additionally, the Fund benefited from its position in Eversource Energy. The company announced that it was looking to divest its offshore wind business, which helped unlock value given that the stock had been trading for less than the sum of its parts.

Describe recent portfolio activity.

A number of significant macroeconomic events affected markets following the Fund’s inception in September 2021. Bond yields rose considerably, and the conflict between Russia and Ukraine worsened the supply-chain pressures that were initially caused by COVID-19. These events created opportunities in the sustainable space, including the expedited need for energy independence and renewable energy generation.

From the Fund’s inception through early 2022, the investment adviser added to the portfolio’s weighting in the Eurozone. Airports and electric utilities, in particular, appeared attractive in this time frame. Once the Russia/Ukraine conflict began, the investment adviser slightly reduced the Fund’s weighting in the region in response to rising risks. This included exiting the position in Eutelsat and halving the Fund’s position in Hamburger Hafen.

The investment adviser reallocated to the proceeds of its sales in Europe into Australia on the view that the country offered both near-term economic resiliency and compelling valuations. Further, it believed select, high-quality stocks in the digital and transportation infrastructure industries had become discounted relative to their intrinsic values.

While the investment adviser reduced the Fund’s overall allocation to Europe, it still saw a large need for cleaner energy to be produced and transmitted throughout the region. It therefore increased the Fund’s weighting in the European electric utilities sector.

Describe portfolio positioning at period end.

The strategy is benchmark-agnostic in its construction, and it looks to manage the inherent U.S. bias that is prevalent in the index. The Fund therefore has a large underweight in the United States. While this is not an active decision to avoid the country, the investment adviser sought to construct a global portfolio. In addition, the U.S. infrastructure sector has a large weighting in energy stocks.

The Fund finished the period with a significant overweight in the European, Middle Eastern, and African regions in relation to the index. The investment adviser believed these regions featured opportunities thanks to longer-term, structural trends such as digitization and decarbonization. European electric utilities were a notable overweight given the renewable power investments occurring across the region. In addition, the investment adviser believed the sector offered a favorable value versus U.S. utilities. The Fund was also overweight in Europe communications.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on September 30, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics.

(c)

Gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors: 50% utilities; 30% transportation, including capping of 7.5% for railroads/railways; and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

Performance

	Total Returns(a)

	Since Inception(b)

	Without Sales Charge	With Sales Charge
Institutional	0.45%	N/A
Investor A	0.29	(4.98)%
Class K	0.46	N/A
FTSE Developed Core Infrastructure 50/50 Net Tax Index	10.47	N/A

(a)

Assuming maximum sales charges, if any. Annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on September 30, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,000.50	$ 5.00		$ 1,000.00	$ 1,019.94	$ 5.04	1.00%
Investor A	1,000.00	998.90	6.24		1,000.00	1,018.69	6.29	1.25
Class K	1,000.00	1,000.60	4.75		1,000.00	1,020.18	4.78	0.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2022 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Cellnex Telecom SA	6.0%

Fraport AG Frankfurt Airport Services Worldwide	5.0

SBA Communications Corp.	4.9

Enel SpA	4.8

Public Service Enterprise Group, Inc.	4.7

NextEra Energy, Inc.	4.5

Transurban Group	4.4

Eversource Energy	4.4

Constellation Energy Corp.	4.0

NEXTDC Ltd.	3.7

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Utilities	42.6%

Industrials	21.0

Real Estate	19.3

Communication Services	8.0

Information Technology	5.1

Short-Term Securities	0.9

Other Assets Less Liabilities	3.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the consumer discretionary, information technology (“IT”) and healthcare sectors. In consumer discretionary, out-of-benchmark positions in Evolution Gaming Group and Penn National Gaming within the hotels, restaurants & leisure sub-sector weighed on performance. Following consumer discretionary, IT detracted from performance, driven by an overweight position in Okta, Inc. within IT services. Lastly, selection in healthcare was a slight drag on performance, notably in the life sciences tools & services sub-sector where overweight positions in 10X Genomics, Inc. and Charles River Laboratories International, Inc. detracted.

The largest contributors to the Fund’s relative performance were selection in communication services and industrials as well as the Fund’s cash position. In communication services, avoiding most companies within entertainment and an out-of-benchmark position in Liberty Media Corp. contributed to performance. Within industrials, an overweight position in Rollins, Inc. and an out-of-benchmark position in Waste Connections, Inc. proved beneficial.

Describe recent portfolio activity.

During the period, exposure to communication services increased with investment in the entertainment sub-sector. Exposure to the industrials sector increased as well. Conversely, exposure to healthcare decreased the most due to a reduced allocation to healthcare equipment & supplies. Exposure to the IT sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest overweight was to the communication services sector, followed by financials and industrials. Conversely, the energy sector was the largest underweight, followed by consumer staples and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2022 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(24.87)%	N/A	12.18%	N/A	14.93%	N/A
Service	(25.06)	N/A	11.90	N/A	14.57	N/A
Investor A	(25.05)	(28.98)%	11.88	10.68%	14.60	13.99%
Investor C	(25.61)	(26.30)	11.07	11.07	13.91	13.91
Class K	(24.79)	N/A	12.26	N/A	14.99	N/A
Class R	(25.24)	N/A	11.61	N/A	14.31	N/A
Russell Midcap® Growth Index	(18.71)	N/A	10.65	N/A	12.59	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 694.80	$ 3.38		$ 1,000.00	$ 1,020.94	$ 4.03		0.80%
Service	1,000.00	693.90	4.43		1,000.00	1,019.70	5.29		1.05
Investor A	1,000.00	693.90	4.43		1,000.00	1,019.70	5.29		1.05
Investor C	1,000.00	691.40	7.53		1,000.00	1,016.03	9.00		1.79
Class K	1,000.00	695.00	2.96		1,000.00	1,021.44	3.53		0.70
Class R	1,000.00	693.10	5.49		1,000.00	1,018.45	6.54		1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Cadence Design Systems, Inc.	3.6%

MSCI, Inc.	3.5

Match Group, Inc.	3.4

Synopsys, Inc.	3.1

Copart, Inc.	3.0

Monolithic Power Systems, Inc.	3.0

Entegris, Inc.	2.9

Paycom Software, Inc.	2.9

ON Semiconductor Corp.	2.8

West Pharmaceutical Services, Inc.	2.7

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	30.9%

Industrials	16.4

Health Care	15.3

Consumer Discretionary	14.8

Financials	10.2

Communication Services	9.2

Real Estate	1.7

Materials	1.0

Short-Term Securities	2.0

Liabilities in Excess of Other Assets	(1.5)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2022	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

The largest detractor from relative performance was the Fund’s underweight position in Apple Inc., as the company reported strong earnings and all-time record revenue in the quarter containing the key holiday shopping period. Apple also benefited from the flight to quality and safety in equity markets more broadly during the market downturn. Also weighing on relative performance were out-of-benchmark positions in AppLovin Corp. and Snap, Inc. AppLovin is a mobile-app tech company, and it delivered a disappointing outlook for the remainder of 2022. Social media and Snapchat parent Snap warned that it would not meet revenue and earnings projections for the year, given the current adverse market environment for consumer-oriented tech companies.

By contrast, an underweight position in semiconductor chip maker Nvidia Corp. was a top contributor to relative returns. Investors grew concerned about the sustainability of its sales momentum, given a potential economic slowdown in consumer spending and its impact on the company’s gaming business. An out-of-benchmark position in Activision Blizzard also contributed to returns following the announced acquisition of the video game company by Microsoft for $69 billion. Lastly, an out-of-benchmark position in BYD benefited Fund performance, as the Chinese conglomerate announced that it would begin to supply batteries for electric vehicles manufactured by Tesla.

Describe recent portfolio activity.

The Fund increased its exposure to stable, quality stocks, adding more defensive characteristics to the portfolio in the midst of broader market volatility. The Fund took advantage of price dislocation during the market sell-off to rotate its exposure within the semiconductor industry, adding to positions with long, structural tailwinds and less cyclical sensitivity.

Describe portfolio positioning at period end.

The Fund finished the period overweight in the internet and semiconductors sub-sectors, and underweight in hardware and software. This positioning reflected the investment adviser’s view favoring value-oriented, higher-quality companies in light of higher interest rates and inflation expectations as well as additional uncertainties from the COVID-19 pandemic, geopolitical risk, and threats to a global economic recovery. The Fund has maintained its exposure to long-term secular themes within the portfolio, such as artificial intelligence, cloud computing, and electric vehicles, as well as more nascent themes such as the metaverse, space, and quantum computing. Although growth assets have been penalized due to rising rate concerns, the fundamentals of the companies within the portfolio remain compelling. The secular growth trends driving technology are multi-year transformations that are expected to persist regardless of the macroeconomic environment or geopolitical risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Technology Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology.

The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.
(c)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(b)	(25.09)%	N/A	19.40%	N/A	19.64%	N/A
Service(b)	(25.28)	N/A	19.12	N/A	19.37	N/A
Investor A(b)	(25.28)	(29.20)%	19.11	17.83%	19.31	18.67%
Investor C(b)	(25.81)	(26.49)	18.23	18.23	18.55	18.55
Class K(b)	(25.05)	N/A	19.45	N/A	19.66	N/A
Class R(b)	(25.47)	N/A	18.80	N/A	18.99	N/A
MSCI All-Country World Information Technology Index	(5.93)	N/A	18.56	N/A	17.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset values (“NAV”) per share presented herein are different than the information previously published as of May 31, 2022.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2022 (continued)	BlackRock Technology Opportunities Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 673.50	$ 3.84		$ 1,000.00	$ 1,020.35	$ 4.63		0.92%
Service	1,000.00	672.70	4.88		1,000.00	1,019.10	5.89		1.17
Investor A	1,000.00	672.80	4.88		1,000.00	1,019.10	5.89		1.17
Investor C	1,000.00	670.50	7.98		1,000.00	1,015.38	9.65		1.92
Class K	1,000.00	673.60	3.53		1,000.00	1,020.71	4.28		0.85
Class R	1,000.00	671.80	5.92		1,000.00	1,017.85	7.14		1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	7.7%

Microsoft Corp.	6.7

Tesla, Inc.	4.1

Alphabet, Inc., Class A	3.8

Marvell Technology, Inc.	3.5

Mastercard, Inc., Class A	2.7

ASML Holding NV	2.6

Advanced Micro Devices, Inc.	2.5

Visa, Inc., Class A	2.5

Lam Research Corp.	2.4

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Semiconductors & Semiconductor Equipment	28.9%

Software	23.6

IT Services	14.8

Interactive Media & Services	7.9

Technology Hardware, Storage & Peripherals	7.7

Automobiles	5.3

Internet & Direct Marketing Retail	2.8

Entertainment	1.8

Hotels, Restaurants & Leisure	1.8

Electronic Equipment, Instruments & Components	1.5

Other (each representing less than 1%)	2.8

Short-Term Securities	3.3

Liabilities in Excess of Other Assets	(2.2)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Capital Appreciation Fund, Inc.’s Class K Shares performance shown prior to the Class K Shares inception date of August 15, 2016 is that of BlackRock Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc. and BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
TransDigm Group, Inc.(a)	128,807	$77,975,894

Automobiles — 2.2%
Tesla, Inc.(a)	102,359	77,614,735

Capital Markets — 4.5%
Blackstone, Inc.	351,543	41,408,250
S&P Global, Inc.	342,642	119,746,526

		161,154,776

Chemicals — 3.0%
Linde PLC	185,735	60,304,440
Sherwin-Williams Co.	174,492	46,770,835

		107,075,275

Containers & Packaging — 0.5%
Ball Corp.	230,585	16,346,171

Electronic Equipment, Instruments & Components — 0.2%
Zebra Technologies Corp., Class A(a)	26,861	9,084,122

Equity Real Estate Investment Trusts (REITs) — 1.3%
Prologis, Inc.	349,968	44,613,921

Health Care Equipment & Supplies — 0.6%
Intuitive Surgical, Inc.(a)	96,373	21,938,350

Health Care Providers & Services — 3.0%
Humana, Inc.	66,534	30,221,739
UnitedHealth Group, Inc.	150,541	74,785,758

		105,007,497

Hotels, Restaurants & Leisure — 3.2%
Chipotle Mexican Grill, Inc.(a)	28,794	40,385,025
Domino’s Pizza, Inc.	62,937	22,856,830
Evolution AB(b)	487,675	51,118,140

		114,359,995

Interactive Media & Services — 9.7%
Alphabet, Inc., Class A(a)	90,879	206,771,536
Match Group, Inc.(a)(c)	1,064,327	83,847,681
Meta Platforms, Inc., Class A(a)	161,517	31,276,152
Snap, Inc., Class A(a)(c)	1,497,980	21,136,498

		343,031,867

Internet & Direct Marketing Retail — 7.7%
Amazon.com, Inc.(a)	112,763	271,103,677

IT Services — 7.6%
Mastercard, Inc., Class A	238,606	85,389,929
MongoDB, Inc.(a)(c)	64,448	15,283,843
Snowflake, Inc., Class A(a)	76,775	9,800,329
Visa, Inc., Class A	746,108	158,301,734

		268,775,835

Life Sciences Tools & Services — 5.4%
Danaher Corp.	321,864	84,914,160
Lonza Group AG, Registered Shares	60,954	36,749,520
Thermo Fisher Scientific, Inc.	125,477	71,216,981

		192,880,661

Oil, Gas & Consumable Fuels — 4.2%
EQT Corp.	1,262,689	60,255,519
Pioneer Natural Resources Co.	317,912	88,360,461

		148,615,980

Personal Products — 0.7%
Olaplex Holdings, Inc.(a)(c)	1,474,917	23,775,662

Security	Shares	Value

Pharmaceuticals — 2.9%
Eli Lilly & Co.	124,390	$38,988,802
Zoetis, Inc.	371,709	63,536,219

		102,525,021

Semiconductors & Semiconductor Equipment — 8.7%
Applied Materials, Inc.	218,046	25,574,615
ASML Holding NV, Registered Shares	180,590	104,072,211
Marvell Technology, Inc.	1,519,582	89,883,275
NVIDIA Corp.	463,763	86,593,828

		306,123,929

Software — 21.5%
Adobe, Inc.(a)	140,285	58,425,897
Bill.com Holdings, Inc.(a)(c)	167,080	19,755,539
Cadence Design Systems, Inc.(a)	196,234	30,167,053
Intuit, Inc.	369,914	153,314,556
Microsoft Corp.	1,477,870	401,788,517
ServiceNow, Inc.(a)	205,449	96,041,244

		759,492,806

Technology Hardware, Storage & Peripherals — 2.5%
Apple Inc.	588,207	87,548,730

Textiles, Apparel & Luxury Goods — 4.9%
LVMH Moet Hennessy Louis Vuitton SE	144,826	93,503,464
NIKE, Inc., Class B	662,141	78,695,458

		172,198,922

Total Common Stocks — 96.5% (Cost: $2,117,930,784)		3,411,243,826

Preferred Securities

Preferred Stocks — 0.9%

Interactive Media & Services — 0.9%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $20,129,982)(a)(d)(e)	183,711	30,407,105

Total Preferred Securities — 0.9% (Cost: $20,129,982)		30,407,105

Total Long-Term Investments — 97.4% (Cost: $2,138,060,766)		3,441,650,931

Short-Term Securities(f)(g)

Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	95,737,315	95,737,315
SL Liquidity Series, LLC, Money Market Series, 0.96%(h)	11,762,776	11,761,599

Total Short-Term Securities — 3.0% (Cost: $107,496,756)		107,498,914

Total Investments — 100.4% (Cost: $2,245,557,522)		3,549,149,845
Liabilities in Excess of Other Assets — (0.4)%		(15,715,804)

Net Assets — 100.0%		$3,533,434,041

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock Capital Appreciation Fund, Inc.

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $30,407,105, representing 0.9% of its net assets as of period end, and an original cost of $20,129,982.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$21,582,078	$74,155,237	(a)	$ —	$—	$—	$95,737,315	95,737,315	$86,365		$—
SL Liquidity Series, LLC, Money Market Series	—	11,770,032	(a)	—	(10,591)	2,158	11,761,599	11,762,776	43,887	(b)	—

					$(10,591)	$2,158	$107,498,914		$130,252		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$77,975,894	$—	$—	$77,975,894
Automobiles	77,614,735	—	—	77,614,735
Capital Markets	161,154,776	—	—	161,154,776
Chemicals	107,075,275	—	—	107,075,275
Containers & Packaging	16,346,171	—	—	16,346,171
Electronic Equipment, Instruments & Components	9,084,122	—	—	9,084,122
Equity Real Estate Investment Trusts (REITs)	44,613,921	—	—	44,613,921
Health Care Equipment & Supplies	21,938,350	—	—	21,938,350
Health Care Providers & Services	105,007,497	—	—	105,007,497
Hotels, Restaurants & Leisure	63,241,855	51,118,140	—	114,359,995
Interactive Media & Services	343,031,867	—	—	343,031,867
Internet & Direct Marketing Retail	271,103,677	—	—	271,103,677
IT Services	268,775,835	—	—	268,775,835
Life Sciences Tools & Services	156,131,141	36,749,520	—	192,880,661
Oil, Gas & Consumable Fuels	148,615,980	—	—	148,615,980
Personal Products	23,775,662	—	—	23,775,662
Pharmaceuticals	102,525,021	—	—	102,525,021
Semiconductors & Semiconductor Equipment	306,123,929	—	—	306,123,929
Software	759,492,806	—	—	759,492,806
Technology Hardware, Storage & Peripherals	87,548,730	—	—	87,548,730
Textiles, Apparel & Luxury Goods	78,695,458	93,503,464	—	172,198,922
Preferred Securities	—	—	30,407,105	30,407,105

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Capital Appreciation Fund, Inc.

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$95,737,315	$—	$—	$95,737,315

	$3,325,610,017	$181,371,124	$30,407,105	3,537,388,246

Investments valued at NAV(a)				11,761,599

				$3,549,149,845

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments May 31, 2022	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 17.6%
AbbVie, Inc.	2,162,165	$318,638,256
Acumen Pharmaceuticals, Inc.(a)(b)	772,313	2,733,988
Alkermes PLC(a)	356,424	10,639,256
Alnylam Pharmaceuticals, Inc.(a)(b)	268,302	33,752,392
Ambrx Biopharma, Inc., ADR(a)	842,149	3,309,644
Amgen, Inc.	1,087,435	279,188,062
Arcutis Biotherapeutics, Inc.(a)	799,932	16,702,580
Argenx SE, ADR(a)	63,432	19,619,518
Biogen, Inc.(a)	351,243	70,248,600
BioMarin Pharmaceutical, Inc.(a)	556,320	41,796,322
Blueprint Medicines Corp.(a)	123,333	6,783,315
Cerevel Therapeutics Holdings, Inc.(a)(b)	312,854	8,174,875
Decibel Therapeutics, Inc.(a)	897,801	1,975,162
Design Therapeutics, Inc.(a)	257,492	3,213,500
Enanta Pharmaceuticals, Inc.(a)(b)	57,153	2,282,119
Everest Medicines Ltd.(a)(c)	576,500	1,620,302
Exact Sciences Corp.(a)(b)	263,958	13,147,748
Forma Therapeutics Holdings, Inc.(a)	222,122	1,263,874
Genmab A/S(a)	42,470	12,926,142
Genmab A/S, ADR(a)(b)	289,405	8,754,501
Gilead Sciences, Inc.	1,478,097	95,854,591
Horizon Therapeutics PLC(a)	363,751	32,624,827
Imago Biosciences, Inc.(a)(b)	907,400	14,663,584
Immuneering Corp., Class A(a)	264,380	1,184,422
Immunocore Holdings PLC, ADR(a)(b)	181,355	5,141,414
Incyte Corp.(a)(b)	458,365	34,785,320
Ionis Pharmaceuticals, Inc.(a)	257,120	9,390,022
Kronos Bio, Inc.(a)	312,693	1,163,218
Krystal Biotech, Inc.(a)	100,946	5,943,701
Mersana Therapeutics, Inc.(a)	1,050,918	3,510,066
Moderna, Inc.(a)	473,419	68,801,983
Monte Rosa Therapeutics, Inc.(a)(b)	533,603	4,130,087
MoonLake Immunotherapeutics(a)(b)	226,542	1,751,170
Neurocrine Biosciences, Inc.(a)(b)	395,980	37,020,170
PMV Pharmaceuticals, Inc.(a)(b)	306,148	3,600,301
Point Biopharma Global, Inc.(a)(b)	499,734	4,107,814
Prothena Corp. PLC(a)	391,632	10,664,139
Regeneron Pharmaceuticals, Inc.(a)(b)	214,112	142,328,811
REVOLUTION Medicines, Inc.(a)(b)	192,944	3,276,189
Sarepta Therapeutics, Inc.(a)	368,594	26,841,015
Seagen, Inc.(a)	747,245	101,386,202
Sierra Oncology, Inc.(a)(b)	189,391	10,374,839
Sigilon Therapeutics, Inc.(a)	332,626	252,131
Talaris Therapeutics, Inc.(a)(b)	451,718	3,889,292
Tenaya Therapeutics, Inc.(a)(b)	431,076	2,888,209
TScan Therapeutics, Inc.(a)(b)	551,194	1,763,821
Vertex Pharmaceuticals, Inc.(a)(b)	714,739	192,014,632

		1,676,122,126

Diversified Financial Services — 0.3%
Health Assurance Acquisition Corp., Class A(a)	1,747,926	17,234,550
Health Sciences Acquisitions Corp. 2(a)(b)	262,308	2,609,965
MedTech Acquisition Corp., Class A(a)	831,621	8,166,518

		28,011,033

Health Care Equipment & Supplies — 16.6%
Abbott Laboratories	3,320,438	390,018,647
ABIOMED, Inc.(a)	243,643	64,248,659
Alcon, Inc.(b)	861,808	64,402,912
Bausch + Lomb Corp.(a)(b)	1,268,266	21,573,205
Baxter International, Inc.	1,269,451	96,541,749
Boston Scientific Corp.(a)	4,750,078	194,800,699

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.(b)	81,897	$28,724,554
Dexcom, Inc.(a)	167,347	49,859,365
Edwards Lifesciences Corp.(a)	1,000,524	100,902,845
Insulet Corp.(a)(b)	117,707	25,128,090
Intuitive Surgical, Inc.(a)	345,219	78,585,653
Medtronic PLC	1,484,862	148,708,929
Nevro Corp.(a)(b)	701,343	30,564,528
Novocure Ltd.(a)(b)	188,610	15,160,472
Omnicell, Inc.(a)(b)	110,704	12,305,857
ResMed, Inc.	334,912	68,141,196
Stryker Corp.	529,755	124,227,548
Teleflex, Inc.	85,912	24,720,319
Zimmer Biomet Holdings, Inc.	273,278	32,850,748
Zimvie, Inc.(a)	47,133	1,026,085

		1,572,492,060

Health Care Providers & Services — 25.2%
Agiliti, Inc.(a)(b)	1,425,142	27,533,744
agilon health, Inc.(a)(b)	372,216	7,109,326
Amedisys, Inc.(a)	367,363	42,581,045
AmerisourceBergen Corp.	869,425	134,578,296
Anthem, Inc.	609,392	310,552,257
CareMax Corp. (Acquired 07/15/21, cost $1,510,270)(a)(d)	151,027	706,806
Centene Corp.(a)	1,150,045	93,659,665
Cigna Corp.	1,297,641	348,144,104
CVS Health Corp.	753,620	72,912,735
Encompass Health Corp.	749,047	49,092,540
Guardant Health, Inc.(a)	208,529	8,545,518
HCA Healthcare, Inc.	331,696	69,788,838
Henry Schein, Inc.(a)	443,842	38,010,629
LHC Group, Inc.(a)	368,131	61,352,713
McKesson Corp.	231,570	76,114,743
Quest Diagnostics, Inc.	953,348	134,441,135
UnitedHealth Group, Inc.	1,850,624	919,352,991

		2,394,477,085

Health Care Technology — 0.1%
Teladoc Health, Inc.(a)(b)	310,804	10,595,308

Life Sciences Tools & Services — 9.2%
10X Genomics, Inc., Class A(a)(b)	144,213	7,382,263
Agilent Technologies, Inc.	530,483	67,668,411
Avantor, Inc.(a)	1,886,426	60,441,089
Danaher Corp.	859,003	226,622,171
ICON PLC(a)(b)	156,850	35,101,462
Illumina, Inc.(a)	62,034	14,855,902
IQVIA Holdings, Inc.(a)	233,217	50,199,959
IsoPlexis Corp.(a)(b)	554,988	1,176,575
Nautilus Biotechnology, Inc.(a)	308,716	1,129,901
QIAGEN NV(a)	406,956	18,699,628
Rapid Micro Biosystems, Inc., Class A(a)(b)	377,456	1,891,055
Thermo Fisher Scientific, Inc.	650,677	369,304,745
West Pharmaceutical Services, Inc.	47,940	14,879,617

		869,352,778

Pharmaceuticals — 26.0%
AstraZeneca PLC	1,191,279	157,443,960
AstraZeneca PLC, ADR	398,642	26,501,720
Bristol-Myers Squibb Co.	1,755,355	132,441,535
Daiichi Sankyo Co. Ltd.	1,783,500	47,298,503
Eli Lilly & Co.	1,425,371	446,768,286
Hansoh Pharmaceutical Group Co. Ltd.(c)	16,248,176	29,228,250
Johnson & Johnson	2,769,308	497,173,865
Merck & Co., Inc.	3,591,664	330,540,838

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.		7,552,149	$400,565,983
Roche Holding AG		93,399	31,829,551
Sanofi		1,320,636	141,318,569
Sanofi, ADR		1,016,541	54,130,808
Zoetis, Inc.		1,001,996	171,271,176

			2,466,513,044

Total Common Stocks — 95.0% (Cost: $5,951,981,373)			9,017,563,434

		Par (000)

Other Interests(a)(e)
Afferent Pharmaceuticals, Inc., Series C, 0.00%	USD	3,421	2,702,305

Total Other Interests — 0.0% (Cost: $0)			2,702,305

		Shares

Preferred Securities

Preferred Stocks — 0.8%

Biotechnology — 0.3%
Affinivax, Inc., Series C (Acquired 01/06/21, cost $3,879,936)(a)(d)(e)		122,824	7,775,988
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(d)(e)		858,333	4,119,998
Goldfinch Bio, Inc., Series B (Acquired 06/26/20,cost $2,768,121)(a)(d)(e)		3,518,800	5,102,260
Laronde, Inc., Series B (Acquired 07/28/21, cost $10,822,560)(a)(d)(e)		386,520	9,740,304
Neurogene, Inc., Series B (Acquired 12/14/20 - 09/22/21, cost $5,099,600)(a)(d)(e)		2,090,000	5,099,600

			31,838,150

Health Care Equipment & Supplies — 0.2%
Exo Imaging, Inc., Series C (Acquired 06/24/21,cost $11,178,997)(a)(d)(e)		1,908,330	7,499,737
Quanta Dialysis Technologies Ltd., Series D (Acquired 06/18/21, cost $9,727,321)(a)(d)(e)		80,024,425	7,058,715
Swift Health Systems, Inc., Series D (Acquired 08/27/21, cost $5,271,070)(a)(d)(e)		1,700,345	3,944,800

			18,503,252

Pharmaceuticals — 0.1%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(d)(e)		592,636	7,585,741

Software — 0.2%
Carbon Health Technologies, Inc. (Acquired 07/09/21, cost $16,855,000)(a)(d)(e)		16,855	16,958,995

Total Preferred Securities — 0.8% (Cost: $82,976,630)			74,886,138

Security	Shares	Value

Warrants(a)

Biotechnology — 0.0%
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)	77,354	$37,517

Diversified Financial Services — 0.0%
Health Assurance Acquisition Corp., Class A (Issued/Exercisable 01/04/22, 1 Share for 1 Warrant, Expires 11/12/25, Strike Price USD 11.50)	335,261	67,052

Health Care Providers & Services — 0.0%
CareMax, Inc. (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)	88,432	61,027

Total Warrants — 0.0% (Cost: $1,525,365)		165,596

Total Long-Term Investments — 95.8% (Cost: $6,036,483,368)		9,095,317,473

Short-Term Securities(f)(g)

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	371,570,572	371,570,572
SL Liquidity Series, LLC, Money Market Series, 0.96%(h)	130,093,913	130,080,903

Total Short-Term Securities — 5.3% (Cost: $501,622,700)		501,651,475

Total Investments — 101.1%

(Cost: $6,538,106,068)		9,596,968,948

Liabilities in Excess of Other Assets — (1.1)%		(102,858,913)

Net Assets — 100.0%		$9,494,110,035

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $75,592,944, representing 0.8% of its net assets as of period end, and an original cost of $84,486,900.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2022	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 127,705,238	$ 243,865,334	(a)	$ —	$—	$—	$371,570,572	371,570,572	$307,349		$—
SL Liquidity Series, LLC, Money Market Series	—	130,123,308	(a)	—	(71,180)	28,775	130,080,903	130,093,913	780,942	(b)	—

					$(71,180)	$28,775	$501,651,475		$1,088,291		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	7,989,900	USD	8,322,648	Royal Bank of Canada	06/16/22	$14,978
EUR	33,151,400	USD	35,568,833	Bank of New York Mellon	06/16/22	52,582
GBP	17,862,100	USD	22,464,735	Credit Suisse International	06/16/22	45,184
USD	17,051,344	CHF	15,725,500	Citibank N.A.	06/16/22	641,460
USD	93,228,371	EUR	85,363,100	JPMorgan Chase Bank N.A.	06/16/22	1,505,112
USD	72,902,688	GBP	55,612,700	Deutsche Bank AG	06/16/22	2,819,253

						$5,078,569

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$5,078,569	$—	$—	$5,078,569

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Health Sciences Opportunities Portfolio

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from Options written	$—	$—	$900,259	$—	$—	$—	$900,259

Net Change in Unrealized Appreciation (Depreciation) on Forward foreign currency exchange contracts	$—	$—	$—	$5,078,569	$—	$—	$5,078,569

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$45,795,601
Average amounts sold — in USD	$16,589,054
Options
Average value of option contracts written	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$5,078,569	$ —

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,078,569	$ —

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$5,078,569	$ —

The following table presents the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
Bank of New York Mellon	$52,582	$—	$—	$—	$52,582
Citibank N.A.	641,460	—	—	—	641,460
Credit Suisse International	45,184	—	—	—	45,184
Deutsche Bank AG	2,819,253	—	—	—	2,819,253
JPMorgan Chase Bank N.A.	1,505,112	—	—	—	1,505,112
Royal Bank of Canada	14,978	—	—	—	14,978

	$5,078,569	$—	$—	$—	$5,078,569

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2022	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,661,575,682	$14,546,444	$—	$1,676,122,126
Diversified Financial Services	28,011,033	—	—	28,011,033
Health Care Equipment & Supplies	1,572,492,060	—	—	1,572,492,060
Health Care Providers & Services	2,393,770,279	706,806	—	2,394,477,085
Health Care Technology	10,595,308	—	—	10,595,308
Life Sciences Tools & Services	869,352,778	—	—	869,352,778
Pharmaceuticals	2,059,394,211	407,118,833	—	2,466,513,044
Other Interests	—	—	2,702,305	2,702,305
Preferred Securities	—	—	74,886,138	74,886,138
Warrants	165,596	—	—	165,596
Short-Term Securities
Money Market Funds	371,570,572	—	—	371,570,572

	$8,966,927,519	$422,372,083	$77,588,443	9,466,888,045

Investments valued at NAV(a)				130,080,903

				$9,596,968,948

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$5,078,569	$—	$5,078,569

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Infrastructure Sustainable Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 2.9%
Smart Metering Systems PLC	27,782	$294,047

Diversified Telecommunication Services — 8.0%
Cellnex Telecom SA(a)	13,185	595,028
IHS Holding Ltd.(b)	8,743	102,381
Infrastrutture Wireless Italiane SpA(a)	8,882	98,988

		796,397

Electric Utilities — 32.1%
Constellation Energy Corp.	6,418	398,429
EDP - Energias de Portugal SA	62,558	313,451
Enel SpA	73,661	478,585
Eversource Energy	4,750	438,520
Exelon Corp.	3,046	149,711
Hydro One Ltd.(a)	5,973	166,603
NextEra Energy, Inc.	5,894	446,117
Orsted AS(a)	2,375	267,685
Terna - Rete Elettrica Nazionale	41,366	350,644
Xcel Energy, Inc.	2,604	196,185

		3,205,930

Equity Real Estate Investment Trusts (REITs) — 19.3%
Aedifica SA	824	95,546
Alexandria Real Estate Equities, Inc.	1,714	284,438
American Tower Corp.	770	197,220
Canadian Solar Infrastructure Fund, Inc.	210	205,071
Equinix, Inc.	438	300,946
Physicians Realty Trust	4,206	78,021
SBA Communications Corp.	1,448	487,411
Welltower, Inc.	3,153	280,901

		1,929,554

Independent Power and Renewable Electricity Producers — 1.0%
ERG SpA	2,802	97,451

IT Services — 5.1%
GDS Holdings Ltd., Class A(b)	38,616	137,814
NEXTDC Ltd.(b)	47,566	374,416

		512,230

Multi-Utilities — 7.2%
Consolidated Edison, Inc.	1,015	100,749

Security	Shares	Value

Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	6,869	$470,801
REN - Redes Energeticas Nacionais SGPS SA	30,692	95,058
Vector Ltd.	20,022	53,668

		720,276

Road & Rail — 1.9%
West Japan Railway Co.	5,200	192,031

Transportation Infrastructure — 16.1%
Aena SME SA(a)(b)	2,347	358,056
Flughafen Zurich AG, Registered Shares(b)	606	102,600
Fraport AG Frankfurt Airport Services Worldwide(b)	8,841	501,889
Hamburger Hafen und Logistik AG	11,529	202,401
Transurban Group	42,937	441,627

		1,606,573

Water Utilities — 2.4%
American Water Works Co., Inc.	663	100,279
Severn Trent PLC	3,731	137,066

		237,345

Total Long-Term Investments — 96.0% (Cost: $9,840,377)		9,591,834

Short-Term Securities(c)(d)

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	94,744	94,744

Total Short-Term Securities — 0.9% (Cost: $94,744)		94,744

Total Investments — 96.9% (Cost: $9,935,121)		9,686,578

Other Assets Less Liabilities — 3.1%		305,967

Net Assets — 100.0%		$9,992,545

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$ —		$ 94,744	(b)	$ —	$ —	$ —	$ 94,744	94,744	$ 246	$ —

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$138,702	$3,864	$142,566	1.4%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	26 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date February 27, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
EDP - Energias de Portugal SA	28,453	$142,566	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$142,566

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 3,864	$ —

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$—	$3,864	$—	$—	$—	$3,864

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Swaps	$—	$—	$3,864	$—	$—	$—	$3,864

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps

Average notional amount	$46,234

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$3,864	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,864	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,864	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Goldman Sachs Bank USA	$3,864	$—	$—	$—	$3,864(a)

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Commercial Services & Supplies	$—	$294,047	$—	$294,047
Diversified Telecommunication Services	102,381	694,016	—	796,397
Electric Utilities	1,795,565	1,410,365	—	3,205,930
Equity Real Estate Investment Trusts (REITs)	1,628,937	300,617	—	1,929,554
Independent Power and Renewable Electricity Producers	—	97,451	—	97,451
IT Services	—	512,230	—	512,230
Multi-Utilities	571,550	148,726	—	720,276
Road & Rail	—	192,031	—	192,031
Transportation Infrastructure	—	1,606,573	—	1,606,573
Water Utilities	100,279	137,066	—	237,345

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$94,744	$—	$—	$94,744

	$4,293,456	$5,393,122	$—	$9,686,578

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$3,864	$—	$3,864

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.4%
HEICO Corp.(a)	1,970,150	$281,829,958
TransDigm Group, Inc.(b)	306,033	185,263,197

		467,093,155

Automobiles — 1.2%
Ferrari NV(a)	836,933	163,176,827

Banks — 1.3%
SVB Financial Group(a)(b)	377,107	184,243,167

Building Products — 0.7%
AZEK Co., Inc.(a)(b)	4,755,344	100,195,098

Capital Markets — 8.9%
Carlyle Group, Inc.	3,991,793	153,803,784
KKR & Co., Inc.	5,642,896	309,287,130
MSCI, Inc.	1,107,192	489,766,381
Tradeweb Markets, Inc., Class A	4,118,994	278,485,185

		1,231,342,480

Commercial Services & Supplies — 8.6%
Cintas Corp.	735,025	292,782,508
Copart, Inc.(b)	3,674,464	420,836,362
Rollins, Inc.(a)	7,729,845	274,100,304
Waste Connections, Inc.	1,567,591	199,930,556

		1,187,649,730

Construction & Engineering — 0.7%
WillScot Mobile Mini Holdings Corp.(a)(b)	2,788,040	99,616,669

Construction Materials — 1.0%
Vulcan Materials Co.	807,668	133,160,223

Distributors — 2.5%
Pool Corp.	862,810	343,933,322

Electronic Equipment, Instruments & Components — 2.5%
Teledyne Technologies, Inc.(a)(b)	552,275	223,754,216
Zebra Technologies Corp., Class A(a)(b)	340,616	115,192,925

		338,947,141

Entertainment — 3.8%
Liberty Media Corp. - Liberty Formula One, Class C(a)(b)	4,562,217	284,180,497
Live Nation Entertainment, Inc.(a)(b)	2,576,422	244,888,911

		529,069,408

Equity Real Estate Investment Trusts (REITs) — 1.7%
Rexford Industrial Realty, Inc.(a)	1,407,588	89,902,646
SBA Communications Corp.	441,089	148,474,968

		238,377,614

Health Care Equipment & Supplies — 3.0%
IDEXX Laboratories, Inc.(b)	735,281	287,950,745
STERIS PLC	275,613	62,894,887
Teleflex, Inc.	210,120	60,459,929

		411,305,561

Health Care Technology — 2.4%
Veeva Systems, Inc., Class A(b)	1,938,242	330,005,083

Hotels, Restaurants & Leisure — 8.9%
Domino’s Pizza, Inc.	132,988	48,297,252
Evolution AB(c)	2,789,114	292,355,196
Expedia Group, Inc.(b)	2,402,795	310,753,477
Penn National Gaming, Inc.(a)(b)	2,333,932	74,592,467

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc., Class A(a)(b)	3,792,637	$266,887,866
Vail Resorts, Inc.	903,787	227,944,119

		1,220,830,377

Interactive Media & Services — 3.4%
Match Group, Inc.(a)(b)	5,934,634	467,530,467

Internet & Direct Marketing Retail — 0.7%
Etsy, Inc.(a)(b)	1,186,639	96,260,155

IT Services — 5.4%
Globant SA(b)	1,104,347	209,284,800
MongoDB, Inc.(a)(b)	1,169,235	277,284,080
Okta, Inc.(b)	3,128,712	259,839,532

		746,408,412

Life Sciences Tools & Services — 8.0%
10X Genomics, Inc., Class A(a)(b)	3,034,235	155,322,490
Bio-Techne Corp.	884,792	327,134,146
Charles River Laboratories International, Inc.(b)	1,077,542	252,231,031
West Pharmaceutical Services, Inc.	1,190,179	369,407,758

		1,104,095,425

Machinery — 0.8%
IDEX Corp.(a)	565,676	108,355,238

Media — 2.0%
Cable One, Inc.	216,499	282,119,847

Pharmaceuticals — 1.9%
Catalent, Inc.(a)(b)	2,554,340	263,250,280

Professional Services — 0.2%
CoStar Group, Inc.(b)	530,270	32,314,654

Road & Rail — 1.9%
Old Dominion Freight Line, Inc.	1,022,197	263,972,153

Semiconductors & Semiconductor Equipment — 8.8%
Entegris, Inc.(a)	3,654,066	405,455,163
Monolithic Power Systems, Inc.(a)	930,063	418,891,075
ON Semiconductor Corp.(a)(b)	6,448,987	391,324,531

		1,215,670,769

Software — 14.2%
Bill.com Holdings, Inc.(a)(b)	1,962,564	232,053,567
Cadence Design Systems, Inc.(b)	3,240,986	498,236,778
HubSpot, Inc.(b)	965,575	326,065,022
Paycom Software, Inc.(b)	1,419,298	403,563,193
Synopsys, Inc.(b)	1,354,345	432,306,924
Tyler Technologies, Inc.(a)(b)	197,485	70,269,113

		1,962,494,597

Specialty Retail — 1.6%
Tractor Supply Co.	1,158,509	217,058,246

Total Long-Term Investments — 99.5%
(Cost: $12,636,657,180)		13,738,476,098

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2022	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	73,220,432	$73,220,432
SL Liquidity Series, LLC, Money Market Series, 0.96%(f)	194,078,296	194,058,888

Total Short-Term Securities — 2.0%
(Cost: $267,224,595)		267,279,320

Total Investments — 101.5%
(Cost: $12,903,881,775)		14,005,755,418

Liabilities in Excess of Other Assets — (1.5)%		(202,191,330)

Net Assets — 100.0%		$13,803,564,088

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity
Funds, T-Fund,
Institutional Class	$13,856,055	$59,364,377	(a)	$ —	$—	$—	$73,220,432	73,220,432	$88,910		$—
SL Liquidity Series, LLC,
Money Market Series	—	194,308,966	(a)	—	(304,803)	54,725	194,058,888	194,078,296	1,384,390	(b)	—

					$(304,803)	$54,725	$267,279,320		$1,473,300		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$467,093,155	$—	$—	$467,093,155

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Mid-Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Automobiles	$163,176,827	$—	$—	$163,176,827
Banks	184,243,167	—	—	184,243,167
Building Products	100,195,098	—	—	100,195,098
Capital Markets	1,231,342,480	—	—	1,231,342,480
Commercial Services & Supplies	1,187,649,730	—	—	1,187,649,730
Construction & Engineering	99,616,669	—	—	99,616,669
Construction Materials	133,160,223	—	—	133,160,223
Distributors	343,933,322	—	—	343,933,322
Electronic Equipment, Instruments & Components	338,947,141	—	—	338,947,141
Entertainment	529,069,408	—	—	529,069,408
Equity Real Estate Investment Trusts (REITs)	238,377,614	—	—	238,377,614
Health Care Equipment & Supplies	411,305,561	—	—	411,305,561
Health Care Technology	330,005,083	—	—	330,005,083
Hotels, Restaurants & Leisure	928,475,181	292,355,196	—	1,220,830,377
Interactive Media & Services	467,530,467	—	—	467,530,467
Internet & Direct Marketing Retail	96,260,155	—	—	96,260,155
IT Services	746,408,412	—	—	746,408,412
Life Sciences Tools & Services	1,104,095,425	—	—	1,104,095,425
Machinery	108,355,238	—	—	108,355,238
Media	282,119,847	—	—	282,119,847
Pharmaceuticals	263,250,280	—	—	263,250,280
Professional Services	32,314,654	—	—	32,314,654
Road & Rail	263,972,153	—	—	263,972,153
Semiconductors & Semiconductor Equipment	1,215,670,769	—	—	1,215,670,769
Software	1,962,494,597	—	—	1,962,494,597
Specialty Retail	217,058,246	—	—	217,058,246
Short-Term Securities
Money Market Funds	73,220,432	—	—	73,220,432

	$13,519,341,334	$292,355,196	$—	13,811,696,530

Investments valued at NAV(a)				194,058,888

				$14,005,755,418

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments May 31, 2022	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Rocket Lab USA, Inc.(a)	1,020,523	$4,857,690

Automobiles — 5.3%
BYD Co. Ltd., Class H	1,734,000	61,628,687
Tesla, Inc.(a)	276,683	209,797,652

		271,426,339

Banks — 0.6%
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(b)(c)	25,600	32,064,125

Capital Markets — 0.6%
S&P Global, Inc.	88,628	30,973,713

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(b)(c)	2,241	10,283,292

Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	442,604	75,180,715

Entertainment — 1.8%
Activision Blizzard, Inc.	814,327	63,419,787
Roku, Inc.(a)	10,933	1,037,541
Warner Music Group Corp., Class A(d)	1,044,317	31,005,772

		95,463,100

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A(a)	229,306	27,716,216
Booking Holdings, Inc.(a)	28,345	63,593,708

		91,309,924

Interactive Media & Services — 7.2%
Alphabet, Inc., Class A(a)	86,830	197,559,089
Kakao Corp.	1,593,871	108,860,296
Snap, Inc., Class A(a)	262,800	3,708,108
Z Holdings Corp.	5,118,100	16,871,818
ZoomInfo Technologies, Inc.(a)	1,169,218	47,224,715

		374,224,026

Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc.(a)	43,770	105,231,396
Jasper Infotech Private Ltd. (Acquired 05/07/14 - 10/29/14, cost $1,414,399)(a)(b)(c)	304,000	430,296
MercadoLibre, Inc.(a)(d)	48,977	38,490,045

		144,151,737

IT Services — 14.8%
Accenture PLC, Class A	339,867	101,436,705
Adyen NV(a)(e)	28,045	43,432,326
Automatic Data Processing, Inc.	298,134	66,465,994
Block, Inc.(a)(d)	601,464	52,634,115
Globant SA(a)	295,041	55,913,220
GMO Payment Gateway, Inc.	498,300	41,077,157
Mastercard, Inc., Class A	388,041	138,868,233
MongoDB, Inc.(a)(d)	159,959	37,934,277
Okta, Inc.(a)	161,405	13,404,685
PayPal Holdings, Inc.(a)	321,312	27,378,995
Shopify, Inc., Class A(a)	27,868	10,453,844
Snowflake, Inc., Class A(a)	51,114	6,524,702
Twilio, Inc., Class A(a)	386,666	40,665,663
Visa, Inc., Class A	596,393	126,536,703

		762,726,619

Machinery — 0.4%
Microvast Holdings, Inc. (Acquired 07/23/21, cost $45,000,000)(a)(c)	4,500,000	20,191,972

Security	Shares	Value

Professional Services — 0.5%
Equifax, Inc.	136,489	$27,649,942

Semiconductors & Semiconductor Equipment — 28.4%
Advanced Micro Devices, Inc.(a)	1,270,887	129,452,550
Alphawave IP Group PLC(a)(d)	9,867,850	21,909,550
Analog Devices, Inc.	266,033	44,799,957
ASML Holding NV	230,567	132,680,965
Broadcom, Inc.	89,580	51,968,045
GLOBALFOUNDRIES, Inc.(a)(d)	676,189	40,361,721
Lam Research Corp.	235,823	122,635,035
Marvell Technology, Inc.	3,050,694	180,448,550
Micron Technology, Inc.	440,560	32,530,950
Monolithic Power Systems, Inc.	222,811	100,351,846
NVIDIA Corp.	595,698	111,228,731
NXP Semiconductors NV	430,884	81,764,548
QUALCOMM, Inc.	492,458	70,529,835
SOITEC(a)	395,918	72,867,976
STMicroelectronics NV	1,943,948	77,837,763
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,048,774	99,948,162
Wolfspeed, Inc.(a)	1,249,829	94,024,636

		1,465,340,820

Software — 22.9%
Adobe, Inc.(a)	134,382	55,967,415
Altium Ltd.	1,642,474	33,742,754
ANSYS, Inc.(a)	107,510	27,991,304
AppLovin Corp., Class A(a)(d)	906,952	34,563,941
Atlassian Corp. PLC, Class A(a)	261,144	46,306,054
Avidxchange, Inc. (Acquired 07/29/20, cost $3,798,430)(a)(c)	310,000	2,721,800
Cadence Design Systems, Inc.(a)	620,310	95,360,256
Constellation Software, Inc.	16,339	25,715,856
Crowdstrike Holdings, Inc., Class A(a)	235,786	37,723,402
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(b)(c)	106,661	19,565,894
Elastic NV(a)	439,953	27,123,102
Fair Isaac Corp.(a)	151,527	62,057,883
Gitlab, Inc., Class A(a)(d)	377,050	14,682,327
Intuit, Inc.	242,920	100,680,623
Microsoft Corp.	1,273,779	346,302,297
Oracle Corp.	424,633	30,539,605
Salesforce, Inc.(a)	302,012	48,394,403
ServiceNow, Inc.(a)	150,831	70,508,968
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(b)(c)	149,520	2,830,414
Workday, Inc., Class A(a)	120,932	18,901,672
Xero Ltd.(a)	636,016	40,655,855
Zscaler, Inc.(a)	255,439	39,105,156

		1,181,440,981

Technology Hardware, Storage & Peripherals — 7.7%
Apple Inc.	2,659,778	395,881,358

Total Common Stocks — 96.6% (Cost: $3,707,387,797)		4,983,166,353

Preferred Securities

Preferred Stocks — 2.3%

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(b)(c)	2,371	10,879,824

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 0.2%
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(b)(c)	194,200	$10,121,704

Interactive Media & Services — 0.7%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,999,949)(a)(b)(c)	209,903	34,742,299

Road & Rail — 0.0%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,490,608)(a)(b)(c)	125	1,740,091

Semiconductors & Semiconductor Equipment — 0.5%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(b)(c)	581,814	11,967,914
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(b)(c)	184,153	14,850,098

		26,818,012

Software — 0.7%
Databricks, Inc.
Series F (Acquired 10/22/19, cost $3,700,005)(a)(b)(c)	86,150	15,803,357
Series G (Acquired 02/01/21, cost $12,500,003)(a)(b)(c)	70,475	12,927,934
Unqork, Inc.
Series A (Acquired 03/05/21, cost $194,941)(a)(b)(c)	7,120	134,782
Series B (Acquired 03/05/21, cost $314,316)(a)(b)(c)	11,480	217,316
Series C (Acquired 09/18/20, cost $8,323,340)(a)(b)(c)	304,000	5,754,720
Series Seed (Acquired 03/05/21, cost $489,544)(a)(b)(c)	17,880	338,468
Series Seed A (Acquired 03/05/21, cost $180,704)(a)(b)(c)	6,600	124,938

		35,301,515

Total Preferred Securities — 2.3% (Cost: $76,985,427)		119,603,445

Total Long-Term Investments — 98.9% (Cost: $3,784,373,224)		5,102,769,798

Security	Shares	Value

Short-Term Securities(f)(g)

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	65,188,334	$65,188,334
SL Liquidity Series, LLC, Money Market Series, 0.96%(h)	104,747,202	104,736,728

Total Short-Term Securities — 3.3% (Cost: $169,896,334)		169,925,062

Total Investments — 102.2% (Cost: $3,954,269,558)		5,272,694,860

Liabilities in Excess of Other Assets — (2.2)%		(115,309,539)

Net Assets — 100.0%		$5,157,385,321

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $207,691,238, representing 4.0% of its net assets as of period end, and an original cost of $150,859,730.

(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2022	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$143,742,056	$—		$(78,553,722	)(a)	$—	$—	$65,188,334	65,188,334	$33,402		$—
SL Liquidity Series, LLC, Money Market Series	—	104,887,067	(a)	—		(179,067)	28,728	104,736,728	104,747,202	11,577,126	(b)	—

						$(179,067)	$28,728	$169,925,062		$11,610,528		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,857,690	$—	$—	$4,857,690
Automobiles	209,797,652	61,628,687	—	271,426,339
Banks	—	—	32,064,125	32,064,125
Capital Markets	30,973,713	—	—	30,973,713
Diversified Consumer Services	—	—	10,283,292	10,283,292
Electronic Equipment, Instruments & Components	75,180,715	—	—	75,180,715
Entertainment	95,463,100	—	—	95,463,100
Hotels, Restaurants & Leisure	91,309,924	—	—	91,309,924
Interactive Media & Services	248,491,912	125,732,114	—	374,224,026
Internet & Direct Marketing Retail	143,721,441	—	430,296	144,151,737
IT Services	678,217,136	84,509,483	—	762,726,619
Machinery	—	20,191,972	—	20,191,972
Professional Services	27,649,942	—	—	27,649,942
Semiconductors & Semiconductor Equipment	1,181,954,116	283,386,704	—	1,465,340,820
Software	1,084,646,064	74,398,609	22,396,308	1,181,440,981
Technology Hardware, Storage & Peripherals	395,881,358	—	—	395,881,358
Preferred Securities	—	—	119,603,445	119,603,445

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Technology Opportunities Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$65,188,334	$—	$—	$65,188,334

	$4,333,333,097	$649,847,569	$184,777,466	5,167,958,132

Investments valued at NAV(a)				104,736,728

				$5,272,694,860

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets
Opening Balance, as of May 31, 2021	$69,278,847	$137,441,909	$206,720,756
Transfers into Level 3	—	—	—
Transfers out of Level 3	(8,189,372)	(25,300,671)	(33,490,043)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	4,084,546	7,462,207	11,546,753
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of May 31, 2022	$65,174,021	$119,603,445	$184,777,466

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022(b)	$4,084,546	$7,462,207	$11,546,753

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 30, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)		Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$65,174,021	Market	Revenue Multiple	8.50x	-29.00x	21.71x

Preferred Securities	119,603,445	Market	Revenue Multiple	3.25x	-29.00x	13.69x
			Volatility	50%		—
			Time to Exit	4.0		—
			Recent Transaction	$26.23		—

	$184,777,466

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

May 31, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio		BlackRock Infrastructure Sustainable Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$3,441,650,931	$9,095,317,473		$9,591,834
Investments at value — affiliated(c)	107,498,914	501,651,475		94,744
Cash	—	1,280,974		—
Foreign currency, at value(d)	—	—		142,193
Receivables:
Investments sold	—	45,942,646	(e)	80,817
Securities lending income — affiliated	1,668	123,458		—
Capital shares sold	2,272,364	7,917,891		—
Dividends — affiliated	70,523	228,718		142
Dividends — unaffiliated	4,721,513	13,907,091		33,732
From the Manager	—	—		46,714
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	5,078,569		—
OTC swaps	—	—		3,864
Deferred offering costs	—	—		61,882
Prepaid expenses	69,320	89,371		7,171

Total assets	3,556,285,233	9,671,537,666		10,063,093

LIABILITIES
Collateral on securities loaned	11,770,032	130,123,308		—
Payables:
Investments purchased	2,248,515	19,970,919		24,543
Accounting services fees	102,714	231,812		15,317
Administration fees	—	886,108		—
Capital shares redeemed	3,792,845	11,470,782		—
Investment advisory fees	3,798,188	10,839,968		—
Directors’ and Officer’s fees	1,769	30,752		1,153
Other accrued expenses	560,586	2,428,035		2,132
Other affiliate fees	80,057	133,288		—
Professional fees	55,609	71,975		27,381
Service and distribution fees	440,877	1,240,684		22

Total liabilities	22,851,192	177,427,631		70,548

NET ASSETS	$3,533,434,041	$9,494,110,035		$9,992,545

NET ASSETS CONSIST OF
Paid-in capital	$2,049,081,875	$5,997,422,157		$9,980,424
Accumulated earnings	1,484,352,166	3,496,687,878		12,121

NET ASSETS	$3,533,434,041	$9,494,110,035		$9,992,545

(a) Investments, at cost — unaffiliated	$2,138,060,766	$6,036,483,368		$9,840,377
(b) Securities loaned, at value	$10,791,059	$123,187,166		$—
(c) Investments, at cost — affiliated	$107,496,756	$501,622,700		$94,744
(d) Foreign currency, at cost	$—	$—		$141,363
(e) $15,050,402 is expected to be collected at least one year after May 31, 2022.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

May 31, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund
NET ASSET VALUE

Institutional
Net assets	$943,275,489	$5,062,513,878	$106,522

Shares outstanding	29,495,604	70,218,932	10,683

Net asset value	$31.98	$72.10	$9.97

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Service
Net assets	N/A	$36,625,274	N/A

Shares outstanding	N/A	537,339	N/A

Net asset value	N/A	$68.16	N/A

Shares authorized	N/A	Unlimited	N/A

Par value	N/A	$0.001	N/A

Investor A
Net assets	$1,871,340,142	$3,151,912,107	$109,081

Shares outstanding	65,946,256	46,462,354	10,952

Net asset value	$28.38	$67.84	$9.96

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Investor C
Net assets	$48,332,473	$542,879,902	N/A

Shares outstanding	2,841,307	9,483,797	N/A

Net asset value	$17.01	$57.24	N/A

Shares authorized	300 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

Class K
Net assets	$646,115,205	$436,984,057	$9,776,942

Shares outstanding	19,994,269	6,051,362	980,348

Net asset value	$32.32	$72.21	$9.97

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Class R
Net assets	$24,370,732	$263,194,817	N/A

Shares outstanding	1,159,361	3,991,380	N/A

Net asset value	$21.02	$65.94	N/A

Shares authorized	500 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities  (continued)

May 31, 2022

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$13,738,476,098	$5,102,769,798
Investments at value — affiliated(c)	267,279,320	169,925,062
Cash pledged for collateral — exchange-traded options written	—	200
Foreign currency, at value(d)	1,335	6,378
Receivables:
Investments sold	65,471,690	—
Securities lending income — affiliated	32,333	43,561
Capital shares sold	40,086,390	13,275,306
Dividends — affiliated	49,723	17,754
Dividends — unaffiliated	5,715,109	2,186,841
From the Manager	405,188	439,830
Prepaid expenses	316,990	167,115

Total assets	14,117,834,176	5,288,831,845

LIABILITIES
Collateral on securities loaned	194,308,965	104,887,067
Payables:
Investments purchased	72,555,909	—
Accounting services fees	368,094	158,862
Administration fees	997,690	350,805
Capital shares redeemed	27,538,203	15,348,610
Deferred foreign capital gain tax	—	1,249,779
Investment advisory fees	15,432,074	7,250,898
Directors’ and Officer’s fees	69,455	12,364
Other accrued expenses	2,203,914	1,443,426
Other affiliate fees	77,521	33,486
Professional fees	50,069	79,804
Service and distribution fees	668,194	631,423

Total liabilities	314,270,088	131,446,524

NET ASSETS	$13,803,564,088	$5,157,385,321

NET ASSETS CONSIST OF
Paid-in capital	$13,909,832,426	$4,316,739,981
Accumulated earnings (loss)	(106,268,338)	840,645,340

NET ASSETS	$13,803,564,088	$5,157,385,321

(a) Investments, at cost — unaffiliated	$12,636,657,180	$3,784,373,224
(b) Securities loaned, at value	$184,054,182	$98,904,984
(c) Investments, at cost — affiliated	$267,224,595	$169,896,334
(d) Foreign currency, at cost	$1,473	$6,721

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

May 31, 2022

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$7,095,644,028	$2,943,616,234

Shares outstanding	216,134,212	64,971,673

Net asset value	$32.83	$45.31

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Service
Net assets	$81,276,468	$55,438,768

Shares outstanding	2,770,007	1,310,590

Net asset value	$29.34	$42.30

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$1,913,189,607	$1,695,648,439

Shares outstanding	68,434,196	41,088,895

Net asset value	$27.96	$41.27

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$243,284,366	$291,801,583

Shares outstanding	11,624,842	8,796,933

Net asset value	$20.93	$33.17

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$4,376,642,415	$135,879,137

Shares outstanding	132,780,586	2,994,695

Net asset value	$32.96	$45.37

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class R
Net assets	$93,527,204	$35,001,160

Shares outstanding	3,428,948	844,570

Net asset value	$27.28	$41.44

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations

Year Ended May 31, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund(a)

INVESTMENT INCOME
Dividends — unaffiliated	$22,648,800	$123,483,430	$153,797
Dividends — affiliated	86,365	307,349	246
Securities lending income — affiliated — net	43,887	780,942	—
Foreign taxes withheld	(456,721)	(1,597,179)	(14,944)

Total investment income	22,322,331	122,974,542	139,099

EXPENSES
Investment advisory	27,892,177	70,688,374	53,431
Service and distribution — class specific	7,026,427	16,689,274	171
Transfer agent — class specific	3,137,085	11,343,714	514
Accounting services	274,439	592,403	24,651
Registration	159,475	338,928	1,862
Professional	139,086	183,375	41,360
Custodian	111,009	320,043	5,160
Directors and Officer	19,984	100,291	5,549
Administration	—	3,637,953	2,839
Administration — class specific	—	2,123,995	1,337
Organization and offering	—	—	139,000
Miscellaneous	94,376	225,142	5,518

Total expenses	38,854,058	106,243,492	281,392
Less:
Fees waived and/or reimbursed by the Manager	(15,118)	(57,082)	(215,809)
Administration fees waived — class specific	—	—	(1,337)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	—	(446)

Total expenses after fees waived and/or reimbursed	38,838,940	106,186,410	63,800

Net investment income (loss)	(16,516,609)	16,788,132	75,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	368,385,922	1,099,147,411	232,292
Investments — affiliated	(10,591)	(71,180)	—
Options written	—	900,259	—
Foreign currency transactions	(12,787)	(262,785)	(13,010)

	368,362,544	1,099,713,705	219,282

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,070,523,728)	(1,486,999,209)	(248,543)
Investments — affiliated	2,158	28,775	—
Forward foreign currency exchange contracts	—	5,078,569	—
Foreign currency translations	2,677	(144,636)	685
Swaps	—	—	3,864

	(1,070,518,893)	(1,482,036,501)	(243,994)

Net realized and unrealized loss	(702,156,349)	(382,322,796)	(24,712)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(718,672,958)	$(365,534,664)	$50,587

(a)	Commencement of operations on September 30, 2021.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended May 31, 2022

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$49,116,041	$24,899,779
Dividends — affiliated	88,910	33,402
Securities lending income — affiliated — net	1,384,390	11,577,126
Foreign taxes withheld	(1,728,093)	(1,164,229)

Total investment income	48,861,248	35,346,078

EXPENSES
Investment advisory	107,724,728	59,778,156
Transfer agent — class specific	17,064,234	9,338,649
Service and distribution — class specific	10,841,284	10,806,072
Administration	5,735,811	2,791,110
Administration — class specific	3,481,506	1,602,968
Accounting services	948,933	456,235
Registration	643,977	622,942
Custodian	373,719	564,236
Directors and Officer	236,341	56,098
Miscellaneous	467,384	503,297

Total expenses	147,517,917	86,519,763
Less:
Fees waived and/or reimbursed by the Manager	(35,782)	(41,317)
Administration fees waived — class specific	(1,416,090)	(1,154,645)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(867,240)	(1,032,290)

Total expenses after fees waived and/or reimbursed	145,198,805	84,291,511

Net investment loss	(96,337,557)	(48,945,433)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(860,970,738)	(141,288,786)
Investments — affiliated	(304,803)	(179,067)
Foreign currency transactions	35,834	168,363

	(861,239,707)	(141,299,490)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,892,605,996)	(1,754,825,346	)(a)
Investments — affiliated	54,725	28,728
Foreign currency translations	(34,371)	(19,695)

	(3,892,585,642)	(1,754,816,313)

Net realized and unrealized loss	(4,753,825,349)	(1,896,115,803)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,850,162,906)	$(1,945,061,236)

(a)	Net of deferred foreign capital gain tax of $1,249,779.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.			BlackRock Health Sciences Opportunities Portfolio
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(16,516,609)	$(10,379,467)	$(13,778,508)	$16,788,132	$4,983,253	$5,913,390
Net realized gain	368,362,544	437,789,442	263,468,673	1,099,713,705	461,357,347	470,621,526
Net change in unrealized appreciation (depreciation)	(1,070,518,893)	297,348,091	874,193,288	(1,482,036,501)	823,013,627	1,453,470,789

Net increase (decrease) in net assets resulting from operations	(718,672,958)	724,758,066	1,123,883,453	(365,534,664)	1,289,354,227	1,930,005,705

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(130,528,578)	(47,032,427)	(61,220,948)	(516,524,194)	(236,292,708)	(133,372,174)
Service	—	—	—	(3,833,641)	(1,751,322)	(1,566,602)
Investor A	(328,770,936)	(126,248,381)	(171,947,041)	(314,788,449)	(140,009,572)	(110,003,143)
Investor C	(13,984,071)	(6,947,477)	(27,908,760)	(65,533,391)	(33,996,654)	(32,853,783)
Class K	(101,284,889)	(35,787,376)	(53,180,058)	(43,731,512)	(16,869,954)	(8,869,488)
Class R	(6,004,941)	(2,603,694)	(6,531,099)	(25,626,380)	(11,060,255)	(9,076,173)

Decrease in net assets resulting from distributions to shareholders	(580,573,415)	(218,619,355)	(320,787,906)	(970,037,567)	(439,980,465)	(295,741,363)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	254,523,260	155,445,036	(27,394,787)	(174,654,649)	466,623,805	1,182,928,419

Capital contribution from affiliate	—	—	—	183,194	—	—

NET ASSETS
Total increase (decrease) in net assets	(1,044,723,113)	661,583,747	775,700,760	(1,510,043,686)	1,315,997,567	2,817,192,761
Beginning of period	4,578,157,154	3,916,573,407	3,140,872,647	11,004,153,721	9,688,156,154	6,870,963,393

End of period	$3,533,434,041	$4,578,157,154	$3,916,573,407	$9,494,110,035	$11,004,153,721	$9,688,156,154

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Infrastructure Sustainable Opportunities Fund	BlackRock Mid-Cap Growth Equity Portfolio
	Period from 09/30/21(a) to 05/31/22	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$75,299	$(96,337,557)	$(53,246,617)	$(36,424,426)
Net realized gain (loss)	219,282	(861,239,707)	826,619,076	(136,078,742)
Net change in unrealized appreciation (depreciation)	(243,994)	(3,892,585,642)	2,105,384,126	2,126,030,037

Net increase (decrease) in net assets resulting from operations	50,587	(4,850,162,906)	2,878,756,585	1,953,526,869

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(797)	(495,288,827)	—	(11,711,597)
Service	—	(6,119,263)	—	(273,908)
Investor A	(706)	(153,891,201)	—	(6,421,423)
Investor C	—	(26,348,042)	—	(1,289,821)
Class K	(76,679)	(214,611,593)	—	(3,237,003)
Class R	—	(6,308,880)	—	(199,360)

Decrease in net assets resulting from distributions to shareholders	(78,182)	(902,567,806)	—	(23,133,112)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,020,140	3,483,893,548	2,837,630,804	3,425,268,658

NET ASSETS
Total increase (decrease) in net assets	9,992,545	(2,268,837,164)	5,716,387,389	5,355,662,415
Beginning of period	—	16,072,401,252	10,356,013,863	5,000,351,448

End of period	$9,992,545	$13,803,564,088	$16,072,401,252	$10,356,013,863

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets  (continued)

	BlackRock Technology Opportunities Fund
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(48,945,433)	$(41,502,624)	$(21,418,283)
Net realized gain (loss)	(141,299,490)	640,238,046	175,950,361
Net change in unrealized appreciation (depreciation)	(1,754,816,313)	755,761,656	1,778,363,745

Net increase (decrease) in net assets resulting from operations	(1,945,061,236)	1,354,497,078	1,932,895,823

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(364,665,690)	(208,169,245)	(17,084,274)
Service	(6,205,984)	(2,913,204)	(352,518)
Investor A	(200,086,265)	(106,808,619)	(11,380,166)
Investor C	(39,592,660)	(22,700,269)	(3,074,126)
Class K	(13,962,671)	(4,050,980)	—
Class R	(3,782,264)	(2,280,695)	(319,966)

Decrease in net assets resulting from distributions to shareholders	(628,295,534)	(346,923,012)	(32,211,050)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(435,571,918)	1,260,987,033	2,099,939,457

NET ASSETS
Total increase (decrease) in net assets	(3,008,928,688)	2,268,561,099	4,000,624,230
Beginning of period	8,166,314,009	5,897,752,910	1,897,128,680

End of period	$5,157,385,321	$8,166,314,009	$5,897,752,910

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$43.32	$38.32		$30.52	$33.72	$29.08		$25.17

Net investment income (loss)(a)	(0.09)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)	0.01	(d)
Net realized and unrealized gain (loss)	(6.14)	7.06		10.81	0.23	7.97		4.78

Net increase (decrease) from investment operations	(6.23)	7.00		10.74	0.18	7.97		4.79

Distributions from net realized gain(e)	(5.11)	(2.00)		(2.94)	(3.38)	(3.33)		(0.88)

Net asset value, end of period	$31.98	$43.32		$38.32	$30.52	$33.72		$29.08

Total Return(f)
Based on net asset value	(17.30)%	18.72	%(g)	38.17%	1.77%	30.19%		19.89%

Ratios to Average Net Assets(h)
Total expenses	0.70%	0.72	%(i)	0.75%	0.75%	0.76%		0.81%

Total expenses after fees waived and/or reimbursed	0.70%	0.72	%(i)	0.75%	0.75%	0.76%		0.81%

Net investment income (loss)	(0.21)%	(0.21	)%(i)	(0.22)%	(0.17)%	0.01	%(b)	0.05	%(d)

Supplemental Data
Net assets, end of period (000)	$943,275	$1,072,833		$911,484	$644,983	$600,032		$508,965

Portfolio turnover rate	55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor A

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$39.00	$34.74		$27.99	$31.25	$27.16		$23.63

Net investment loss(a)	(0.18)	(0.11)		(0.14)	(0.12)	(0.08	)(b)	(0.06	)(c)
Net realized and unrealized gain (loss)	(5.39)	6.37		9.83	0.18	7.41		4.47

Net increase (decrease) from investment operations	(5.57)	6.26		9.69	0.06	7.33		4.41

Distributions from net realized gain(d)	(5.05)	(2.00)		(2.94)	(3.32)	(3.24)		(0.88)

Net asset value, end of period	$28.38	$39.00		$34.74	$27.99	$31.25		$27.16

Total Return(e)
Based on net asset value	(17.51)%	18.51	%(f)	37.84%	1.48%	29.85%		19.57%

Ratios to Average Net Assets(g)
Total expenses	0.97%	0.97	%(h)	1.01%	1.01%	1.04%		1.08%

Total expenses after fees waived and/or reimbursed	0.97%	0.97	%(h)	1.01%	1.01%	1.04%		1.08%

Net investment loss	(0.48)%	(0.46	)%(h)	(0.48)%	(0.43)%	(0.28	)%(b)	(0.23	)%(c)

Supplemental Data
Net assets, end of period (000)	$1,871,340	$2,551,211		$2,195,906	$1,692,630	$1,751,581		$1,597,563

Portfolio turnover rate	55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$25.27	$23.27		$19.81	$23.29	$20.88		$18.52

Net investment loss(a)	(0.29)	(0.20)		(0.25)	(0.24)	(0.23	)(b)	(0.20	)(c)
Net realized and unrealized gain (loss)	(3.05)	4.20		6.65	0.04	5.56		3.44

Net increase (decrease) from investment operations	(3.34)	4.00		6.40	(0.20)	5.33		3.24

Distributions from net realized gain(d)	(4.92)	(2.00)		(2.94)	(3.28)	(2.92)		(0.88)

Net asset value, end of period	$17.01	$25.27		$23.27	$19.81	$23.29		$20.88

Total Return(e)
Based on net asset value	(18.18)%	17.89	%(f)	36.73%	0.72%	28.77%		18.61%

Ratios to Average Net Assets(g)
Total expenses	1.76%	1.77	%(h)	1.79%	1.81%	1.84%		1.89%

Total expenses after fees waived and/or reimbursed	1.76%	1.77	%(h)	1.79%	1.81%	1.84%		1.89%

Net investment loss	(1.28)%	(1.27	)%(h)	(1.26)%	(1.23)%	(1.09	)%(b)	(1.06	)%(c)

Supplemental Data
Net assets, end of period (000)	$48,332	$72,075		$89,336	$195,908	$276,097		$286,460

Portfolio turnover rate	55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$43.71	$38.63		$30.71	$33.91	$29.24		$25.27

Net investment income (loss)(a)	(0.06)	(0.03)		(0.04)	(0.02)	0.04	(b)	0.05	(c)
Net realized and unrealized gain (loss)	(6.20)	7.11		10.90	0.23	8.01		4.80

Net increase (decrease) from investment operations	(6.26)	7.08		10.86	0.21	8.05		4.85

Distributions from net realized gain(d)	(5.13)	(2.00)		(2.94)	(3.41)	(3.38)		(0.88)

Net asset value, end of period	$32.32	$43.71		$38.63	$30.71	$33.91		$29.24

Total Return(e)
Based on net asset value	(17.22)%	18.78	%(f)	38.33%	1.86%	30.36%		20.05%

Ratios to Average Net Assets(g)
Total expenses	0.64%	0.63	%(h)	0.64%	0.65%	0.65%		0.67%

Total expenses after fees waived and/or reimbursed	0.63%	0.63	%(h)	0.64%	0.64%	0.65%		0.67%

Net investment income (loss)	(0.15)%	(0.13	)%(h)	(0.11)%	(0.06)%	0.14	%(b)	0.18	%(c)

Supplemental Data
Net assets, end of period (000)	$646,115	$845,106		$682,107	$552,523	$568,169		$425,347

Portfolio turnover rate	55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$30.12	$27.30		$22.65	$26.00	$23.12		$20.30

Net investment loss(a)	(0.23)	(0.15)		(0.17)	(0.16)	(0.13	)(b)	(0.10	)(c)
Net realized and unrealized gain (loss)	(3.88)	4.97		7.76	0.09	6.19		3.80

Net increase (decrease) from investment operations	(4.11)	4.82		7.59	(0.07)	6.06		3.70

Distributions from net realized gain(d)	(4.99)	(2.00)		(2.94)	(3.28)	(3.18)		(0.88)

Net asset value, end of period	$21.02	$30.12		$27.30	$22.65	$26.00		$23.12

Total Return(e)
Based on net asset value	(17.82)%	18.26	%(f)	37.45%	1.19%	29.49%		19.27%

Ratios to Average Net Assets(g)
Total expenses	1.33%	1.30	%(h)	1.28%	1.29%	1.30%		1.35%

Total expenses after fees waived and/or reimbursed	1.33%	1.30	%(h)	1.28%	1.29%	1.30%		1.35%

Net investment loss	(0.85)%	(0.80	)%(h)	(0.75)%	(0.71)%	(0.54	)%(b)	(0.50	)%(c)

Supplemental Data
Net assets, end of period (000)	$24,371	$36,933		$37,741	$54,828	$84,484		$75,765

Portfolio turnover rate	55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$81.77		$75.37		$61.55		$67.67	$57.28	$50.30

Net investment income(a)	0.24		0.13		0.19		0.28	0.24	0.14
Net realized and unrealized gain (loss)	(2.75)		9.66		16.26		(1.64)	12.18	7.92

Net increase (decrease) from investment operations	(2.51)		9.79		16.45		(1.36)	12.42	8.06

Distributions(b)
From net investment income	(0.16)		(0.13)		(0.32)		(0.23)	(0.02)	—
From net realized gain	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)	(1.08)

Total distributions	(7.16)		(3.39)		(2.63)		(4.76)	(2.03)	(1.08)

Net asset value, end of period	$72.10		$81.77		$75.37		$61.55	$67.67	$57.28

Total Return(c)
Based on net asset value	(3.55	)%(d)	13.37	%(e)	27.34	%(f)	(1.84)%	22.47%	16.53%

Ratios to Average Net Assets(g)
Total expenses	0.85%		0.84	%(h)	0.85%		0.85%	0.87%	0.89%

Total expenses after fees waived and/or reimbursed	0.85%		0.84	%(h)	0.85%		0.84%	0.86%	0.89%

Net investment income	0.31%		0.24	%(h)	0.28%		0.45%	0.40%	0.27%

Supplemental Data
Net assets, end of period (000)	$5,062,514		$5,990,131		$5,133,191		$3,095,352	$2,944,146	$2,190,418

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$77.63		$71.63		$58.66		$64.73	$54.90	$48.39

Net investment income (loss)(a)	0.01		(0.03)		(0.01)		0.08	0.05	(0.01)
Net realized and unrealized gain (loss)	(2.61)		9.18		15.48		(1.57)	11.67	7.60

Net increase (decrease) from investment operations	(2.60)		9.15		15.47		(1.49)	11.72	7.59

Distributions(b)
From net investment income	—		—		(0.19)		(0.05)	—	—
From net realized gain	(6.87)		(3.15)		(2.31)		(4.53)	(1.89)	(1.08)

Total distributions	(6.87)		(3.15)		(2.50)		(4.58)	(1.89)	(1.08)

Net asset value, end of period	$68.16		$77.63		$71.63		$58.66	$64.73	$54.90

Total Return(c)
Based on net asset value	(3.83	)%(d)	13.15	%(e)	26.96	%(f)	(2.16)%	22.10%	16.20%

Ratios to Average Net Assets(g)
Total expenses	1.14%		1.14	%(h)	1.15%		1.15%	1.17%	1.17%

Total expenses after fees waived and/or reimbursed	1.14%		1.14	%(h)	1.15%		1.15%	1.16%	1.17%

Net investment income (loss)	0.02%		(0.07	)%(h)	(0.02)%		0.14%	0.10%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$36,625		$43,825		$40,252		$34,708	$39,325	$33,231

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$77.31		$71.37		$58.45		$64.50	$54.70	$48.22

Net investment income (loss)(a)	0.05		(0.01)		0.01		0.10	0.06	(0.01)
Net realized and unrealized gain (loss)	(2.59)		9.15		15.42		(1.56)	11.63	7.57

Net increase (decrease) from investment operations	(2.54)		9.14		15.43		(1.46)	11.69	7.56

Distributions(b)
From net investment income	—		—		(0.20)		(0.06)	—	—
From net realized gain	(6.93)		(3.20)		(2.31)		(4.53)	(1.89)	(1.08)

Total distributions	(6.93)		(3.20)		(2.51)		(4.59)	(1.89)	(1.08)

Net asset value, end of period	$67.84		$77.31		$71.37		$58.45	$64.50	$54.70

Total Return(c)
Based on net asset value	(3.78	)%(d)	13.18	%(e)	26.99	%(f)	(2.11)%	22.13%	16.20%

Ratios to Average Net Assets(g)
Total expenses	1.09%		1.10	%(h)	1.11%		1.12%	1.15%	1.17%

Total expenses after fees waived and/or reimbursed	1.09%		1.10	%(h)	1.11%		1.12%	1.14%	1.17%

Net investment income (loss)	0.07%		(0.02	)%(h)	0.01%		0.17%	0.11%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$3,151,912		$3,496,818		$3,135,882		$2,598,888	$2,767,303	$2,597,901

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$66.15		$61.38		$50.74		$56.55	$48.54	$43.22

Net investment loss(a)	(0.43)		(0.33)		(0.40)		(0.28)	(0.30)	(0.33)
Net realized and unrealized gain (loss)	(2.17)		7.85		13.34		(1.38)	10.20	6.73

Net increase (decrease) from investment operations	(2.60)		7.52		12.94		(1.66)	9.90	6.40

Distributions from net realized gain(b)	(6.31)		(2.75)		(2.30)		(4.15)	(1.89)	(1.08)

Net asset value, end of period	$57.24		$66.15		$61.38		$50.74	$56.55	$48.54

Total Return(c)
Based on net asset value	(4.50	)%(d)	12.61	%(e)	26.09	%(f)	(2.82)%	21.22%	15.37%

Ratios to Average Net Assets(g)
Total expenses	1.84%		1.84	%(h)	1.85%		1.85%	1.87%	1.90%

Total expenses after fees waived and/or reimbursed	1.84%		1.84	%(h)	1.85%		1.85%	1.87%	1.90%

Net investment loss	(0.68)%		(0.77	)%(h)	(0.72)%		(0.56)%	(0.61)%	(0.75)%

Supplemental Data
Net assets, end of period (000)	$542,880		$719,525		$773,522		$745,636	$1,017,205	$954,780

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$81.91		$75.50		$61.63		$67.75	$57.37	$50.32

Net investment income(a)	0.33		0.18		0.27		0.34	0.32	0.26
Net realized and unrealized gain (loss)	(2.77)		9.68		16.28		(1.65)	12.17	7.87

Net increase (decrease) from investment operations	(2.44)		9.86		16.55		(1.31)	12.49	8.13

Distributions(b)
From net investment income	(0.26)		(0.19)		(0.37)		(0.28)	(0.10)	—
From net realized gain	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)	(1.08)

Total distributions	(7.26)		(3.45)		(2.68)		(4.81)	(2.11)	(1.08)

Net asset value, end of period	$72.21		$81.91		$75.50		$61.63	$67.75	$57.37

Total Return(c)
Based on net asset value	(3.44	)%(d)	13.45	%(e)	27.47	%(f)	(1.75)%	22.58%	16.67%

Ratios to Average Net Assets(g)
Total expenses	0.74%		0.74	%(h)	0.75%		0.75%	0.77%	0.78%

Total expenses after fees waived and/or reimbursed	0.74%		0.74	%(h)	0.75%		0.75%	0.76%	0.78%

Net investment income	0.42%		0.34	%(h)	0.39%		0.55%	0.53%	0.47%

Supplemental Data
Net assets, end of period (000)	$436,984		$464,179		$344,822		$171,517	$130,129	$48,253

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended September 30,
					2020		2019	2018	2017

Net asset value, beginning of period	$75.28		$69.54		$57.05		$63.09	$53.71	$47.51

Net investment loss(a)	(0.21)		(0.18)		(0.20)		(0.09)	(0.11)	(0.16)
Net realized and unrealized gain (loss)	(2.52)		8.91		15.05		(1.53)	11.38	7.44

Net increase (decrease) from investment operations	(2.73)		8.73		14.85		(1.62)	11.27	7.28

Distributions(b)
From net investment income	—		—		(0.05)		—	—	—
From net realized gain	(6.61)		(2.99)		(2.31)		(4.42)	(1.89)	(1.08)

Total distributions	(6.61)		(2.99)		(2.36)		(4.42)	(1.89)	(1.08)

Net asset value, end of period	$65.94		$75.28		$69.54		$57.05	$63.09	$53.71

Total Return(c)
Based on net asset value	(4.12	)%(d)	12.91	%(e)	26.60	%(f)	(2.44)%	21.75%	15.85%

Ratios to Average Net Assets(g)
Total expenses	1.45%		1.44	%(h)	1.45%		1.45%	1.46%	1.49%

Total expenses after fees waived and/or reimbursed	1.45%		1.44	%(h)	1.45%		1.45%	1.46%	1.49%

Net investment loss	(0.29)%		(0.37	)%(h)	(0.32)%		(0.15)%	(0.20)%	(0.33)%

Supplemental Data
Net assets, end of period (000)	$263,195		$289,676		$260,488		$224,862	$241,495	$198,426

Portfolio turnover rate	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund

	Institutional

	Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07
Net realized and unrealized loss		(0.02)

Net increase from investment operations	0.05

Distributions
From net investment income		(0.04)
From net realized gain		(0.04)

Total distributions		(0.08)

Net asset value, end of period	$9.97

Total Return(c)
Based on net asset value	0.45	%(d)

Ratios to Average Net Assets(e)
Total expenses	3.62	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00	%(f)

Net investment income	1.09	%(f)

Supplemental Data
Net assets, end of period (000)	$107

Portfolio turnover rate		70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.45%.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Investor A

	Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.06
Net realized and unrealized loss		(0.03)

Net increase from investment operations	0.03

Distributions
From net investment income		(0.03)
From net realized gain		(0.04)

Total distributions		(0.07)

Net asset value, end of period	$9.96

Total Return(c)
Based on net asset value	0.29	%(d)

Ratios to Average Net Assets(e)
Total expenses	3.88	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.25	%(f)

Net investment income	0.84	%(f)

Supplemental Data
Net assets, end of period (000)	$109

Portfolio turnover rate		70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.71%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Class K

	Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.08
Net realized and unrealized loss		(0.03)

Net increase from investment operations	0.05

Distributions
From net investment income		(0.04)
From net realized gain		(0.04)

Total distributions		(0.08)

Net asset value, end of period	$9.97

Total Return(c)
Based on net asset value	0.46	%(d)

Ratios to Average Net Assets(e)
Total expenses	3.36	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.95	%(f)

Net investment income	1.13	%(f)

Supplemental Data
Net assets, end of period (000)	$9,777

Portfolio turnover rate		70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.21%.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$45.95	$36.56		$28.68	$27.87	$22.10		$17.87

Net investment loss(a)	(0.23)	(0.15)		(0.14)	(0.09)	(0.11)		(0.05	)(b)
Net realized and unrealized gain (loss)	(10.52)	9.54		8.14	1.95	6.63		4.28

Net increase (decrease) from investment operations	(10.75)	9.39		8.00	1.86	6.52		4.23

Distributions from net realized gain(c)	(2.37)	—		(0.12)	(1.05)	(0.75)		—

Net asset value, end of period	$32.83	$45.95		$36.56	$28.68	$27.87		$22.10

Total Return(d)
Based on net asset value	(24.87)%	25.68	%(e)	27.98%	7.43%	30.34%		23.67%

Ratios to Average Net Assets(f)
Total expenses	0.81%	0.80	%(g)	0.85%	0.87%	0.93	%(h)	1.08	%(h)

Total expenses after fees waived and/or reimbursed	0.80%	0.80	%(g)	0.80%	0.80%	0.86%		1.08%

Net investment loss	(0.52)%	(0.52	)%(g)	(0.43)%	(0.34)%	(0.45)%		(0.25	)%(b)

Supplemental Data
Net assets, end of period (000)	$7,095,644	$9,260,191		$6,003,280	$2,700,531	$1,063,328		$278,701

Portfolio turnover rate	28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017

Expense ratios	N/A	N/A	N/A	N/A	0.93%	1.07%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Service
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$41.34	$32.95		$25.92	$25.30	$20.18		$16.35

Net investment loss(a)	(0.31)	(0.20)		(0.19)	(0.15)	(0.17)		(0.12	)(b)
Net realized and unrealized gain (loss)	(9.39)	8.59		7.34	1.76	6.04		3.95

Net increase (decrease) from investment operations	(9.70)	8.39		7.15	1.61	5.87		3.83

Distributions from net realized gain(c)	(2.30)	—		(0.12)	(0.99)	(0.75)		—

Net asset value, end of period	$29.34	$41.34		$32.95	$25.92	$25.30		$20.18

Total Return(d)
Based on net asset value	(25.06)%	25.46	%(e)	27.68%	7.15%	30.03%		23.43%

Ratios to Average Net Assets(f)
Total expenses	1.09%	1.10	%(g)	1.11%	1.16%	1.25	%(h)	1.29%

Total expenses after fees waived and/or reimbursed	1.05%	1.05	%(g)	1.05%	1.05%	1.12%		1.29%

Net investment loss	(0.77)%	(0.78	)%(g)	(0.67)%	(0.59)%	(0.73)%		(0.67	)%(b)

Supplemental Data
Net assets, end of period (000)	$81,276	$104,997		$83,680	$61,293	$33,768		$12,718

Portfolio turnover rate	28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	N/A	N/A	1.25%	N/A

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor A
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$39.50	$31.48		$24.78	$24.22	$19.30		$15.66

Net investment loss(a)	(0.29)	(0.19)		(0.18)	(0.14)	(0.18)		(0.10	)(b)
Net realized and unrealized gain (loss)	(8.94)	8.21		7.00	1.68	5.79		3.74

Net increase (decrease) from investment operations	(9.23)	8.02		6.82	1.54	5.61		3.64

Distributions from net realized gain(c)	(2.31)	—		(0.12)	(0.98)	(0.69)		—

Net asset value, end of period	$27.96	$39.50		$31.48	$24.78	$24.22		$19.30

Total Return(d)
Based on net asset value	(25.05)%	25.48	%(e)	27.61%	7.17%	29.98%		23.24%

Ratios to Average Net Assets(f)
Total expenses	1.09%	1.09	%(g)	1.14%	1.16%	1.29	%(h)	1.41	%(h)

Total expenses after fees waived and/or reimbursed	1.05%	1.05	%(g)	1.05%	1.05%	1.19%		1.39%

Net investment loss	(0.78)%	(0.78	)%(g)	(0.67)%	(0.58)%	(0.82)%		(0.59	)%(b)

Supplemental Data
Net assets, end of period (000)	$1,913,190	$2,577,151		$1,917,773	$1,335,467	$801,263		$525,736

Portfolio turnover rate	28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	N/A	N/A	1.26%	1.39%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$30.22	$24.20		$19.21	$19.04	$15.36		$12.55

Net investment loss(a)	(0.43)	(0.29)		(0.30)	(0.24)	(0.26)		(0.18	)(b)
Net realized and unrealized gain (loss)	(6.67)	6.31		5.41	1.28	4.57		2.99

Net increase (decrease) from investment operations	(7.10)	6.02		5.11	1.04	4.31		2.81

Distributions from net realized gain(c)	(2.19)	—		(0.12)	(0.87)	(0.63)		—

Net asset value, end of period	$20.93	$30.22		$24.20	$19.21	$19.04		$15.36

Total Return(d)
Based on net asset value	(25.61)%	24.88	%(e)	26.72%	6.33%	29.05%		22.39%

Ratios to Average Net Assets(f)
Total expenses	1.78%	1.80	%(g)	1.84%	1.86%	1.94	%(h)	2.11	%(h)

Total expenses after fees waived and/or reimbursed	1.78%	1.79	%(g)	1.80%	1.80%	1.88%		2.10%

Net investment loss	(1.51)%	(1.52	)%(g)	(1.42)%	(1.33)%	(1.49)%		(1.30	)%(b)

Supplemental Data
Net assets, end of period (000)	$243,284	$357,360		$280,143	$209,923	$164,083		$72,814

Portfolio turnover rate	28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017

Expense ratios	N/A	N/A	N/A	N/A	1.94%	2.10%

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020		2019		2018		2017

Net asset value, beginning of period	$46.10	$36.66		$28.74		$27.93		$22.14		$17.88

Net investment loss(a)	(0.17)	(0.12)		(0.12)		(0.09)		(0.07)		(0.03	)(b)
Net realized and unrealized gain (loss)	(10.58)	9.56		8.16		1.96		6.62		4.29

Net increase (decrease) from investment operations	(10.75)	9.44		8.04		1.87		6.55		4.26

Distributions from net realized gain(c)	(2.39)	—		(0.12)		(1.06)		(0.76)		—

Net asset value, end of period	$32.96	$46.10		$36.66		$28.74		$27.93		$22.14

Total Return(d)
Based on net asset value	(24.79)%	25.75	%(e)	28.06%		7.47%		30.46%		23.83%

Ratios to Average Net Assets(f)
Total expenses	0.70%	0.70	%(g)	0.73	%(h)	0.76	%(h)	0.80	%(h)	0.95%

Total expenses after fees waived and/or reimbursed	0.70%	0.70	%(g)	0.73%		0.75%		0.76%		0.95%

Net investment loss	(0.40)%	(0.42	)%(g)	(0.36)%		(0.31)%		(0.29)%		(0.17	)%(b)

Supplemental Data
Net assets, end of period (000)	$4,376,642	$3,674,402		$2,011,727		$652,138		$139,138		$4,103

Portfolio turnover rate	28%	22%		35%		38%		43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	0.73%	0.75%	0.80%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$38.65	$30.85		$24.34	$23.83	$19.02		$15.47

Net investment loss(a)	(0.37)	(0.25)		(0.24)	(0.19)	(0.22)		(0.14	)(b)
Net realized and unrealized gain (loss)	(8.73)	8.05		6.87	1.65	5.69		3.69

Net increase (decrease) from investment operations	(9.10)	7.80		6.63	1.46	5.47		3.55

Distributions from net realized gain(c)	(2.27)	—		(0.12)	(0.95)	(0.66)		—

Net asset value, end of period	$27.28	$38.65		$30.85	$24.34	$23.83		$19.02

Total Return(d)
Based on net asset value	(25.24)%	25.28	%(e)	27.33%	6.89%	29.63%		22.95%

Ratios to Average Net Assets(f)
Total expenses	1.40%	1.39	%(g)	1.45%	1.47%	1.59	%(h)	1.76%

Total expenses after fees waived and/or reimbursed	1.30%	1.30	%(g)	1.30%	1.30%	1.43%		1.65%

Net investment loss	(1.02)%	(1.03	)%(g)	(0.92)%	(0.83)%	(1.05)%		(0.86	)%(b)

Supplemental Data
Net assets, end of period (000)	$93,527	$98,300		$59,411	$40,999	$22,880		$10,177

Portfolio turnover rate	28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	N/A	N/A	1.58%	N/A

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018	2017

Net asset value, beginning of period	$64.81	$55.33		$32.63	$31.83	$25.64	$19.18

Net investment loss(a)	(0.30)	(0.28)		(0.22)	(0.10)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	(14.51)	12.67		23.43	1.20	8.25	6.78

Net increase (decrease) from investment operations	(14.81)	12.39		23.21	1.10	8.16	6.66

Distributions from net realized gain(b)	(4.69)	(2.91)		(0.51)	(0.30)	(1.97)	(0.20)

Net asset value, end of period	$45.31	$64.81		$55.33	$32.63	$31.83	$25.64

Total Return(c)
Based on net asset value	(25.09)%	22.68	%(d)	72.07%	3.63%	34.02%	35.13%

Ratios to Average Net Assets(e)
Total expenses	0.94%	0.92	%(f)	0.98%	1.02%	1.10%	1.22	%(g)

Total expenses after fees waived and/or reimbursed	0.92%	0.92	%(f)	0.92%	0.92%	0.99%	1.21%

Net investment loss	(0.48)%	(0.66	)%(f)	(0.50)%	(0.32)%	(0.32)%	(0.54)%

Supplemental Data
Net assets, end of period (000)	$2,943,616	$4,958,187		$3,641,519	$1,033,286	$584,654	$147,796

Portfolio turnover rate	29%	25%		27%	33%	49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019		2018	2017

Net asset value, beginning of period	$60.86	$52.20		$30.88	$30.22		$24.44	$18.34

Net investment loss(a)	(0.42)	(0.37)		(0.30)	(0.17)		(0.15)	(0.16)
Net realized and unrealized gain (loss)	(13.52)	11.94		22.13	1.13		7.85	6.46

Net increase (decrease) from investment operations	(13.94)	11.57		21.83	0.96		7.70	6.30

Distributions from net realized gain(b)	(4.62)	(2.91)		(0.51)	(0.30)		(1.92)	(0.20)

Net asset value, end of period	$42.30	$60.86		$52.20	$30.88		$30.22	$24.44

Total Return(c)
Based on net asset value	(25.28)%	22.46	%(d)	71.68%	3.36%		33.74%	34.77%

Ratios to Average Net Assets(e)
Total expenses	1.19%	1.17	%(f)	1.19%	1.25	%(g)	1.37%	1.48	%(g)

Total expenses after fees waived and/or reimbursed	1.17%	1.16	%(f)	1.17%	1.17%		1.22%	1.47%

Net investment loss	(0.73)%	(0.90	)%(f)	(0.74)%	(0.57)%		(0.55)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$55,439	$83,886		$50,710	$20,429		$15,208	$6,312

Portfolio turnover rate	29%	25%		27%	33%		49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$59.47	$51.06		$30.22	$29.58	$23.95		$17.98

Net investment loss(a)	(0.41)	(0.36)		(0.29)	(0.17)	(0.16)		(0.17)

Net realized and unrealized gain (loss)	(13.19)	11.68		21.64	1.11	7.69		6.34

Net increase (decrease) from investment operations	(13.60)	11.32		21.35	0.94	7.53		6.17

Distributions from net realized gain(b)	(4.60)	(2.91)		(0.51)	(0.30)	(1.90)		(0.20)

Net asset value, end of period	$41.27	$59.47		$51.06	$30.22	$29.58		$23.95

Total Return(c)

Based on net asset value	(25.28)%	22.48	%(d)	71.65%	3.36%	33.70%		34.74%

Ratios to Average Net Assets(e)

Total expenses	1.21%	1.19	%(f)	1.25%	1.29%	1.38	%(g)	1.50%

Total expenses after fees waived and/or reimbursed	1.17%	1.17	%(f)	1.17%	1.17%	1.26%		1.49%

Net investment loss	(0.73)%	(0.91	)%(f)	(0.74)%	(0.58)%	(0.59)%		(0.83)%

Supplemental Data

Net assets, end of period (000)	$1,695,648	$2,524,052		$1,773,399	$672,110	$627,626		$271,307

Portfolio turnover rate	29%	25%		27%	33%	49%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	N/A	N/A	1.37%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018		2017

Net asset value, beginning of period	$48.77	$42.52		$25.43	$25.13	$20.72		$15.70

Net investment loss(a)	(0.68)	(0.54)		(0.48)	(0.32)	(0.31)		(0.28)

Net realized and unrealized gain (loss)	(10.52)	9.70		18.08	0.92	6.57		5.50

Net increase (decrease) from investment operations	(11.20)	9.16		17.60	0.60	6.26		5.22

Distributions from net realized gain(b)	(4.40)	(2.91)		(0.51)	(0.30)	(1.85)		(0.20)

Net asset value, end of period	$33.17	$48.77		$42.52	$25.43	$25.13		$20.72

Total Return(c)

Based on net asset value	(25.81)%	21.89	%(d)	70.39%	2.60%	32.68%		33.73%

Ratios to Average Net Assets(e)

Total expenses	1.92%	1.91	%(f)	1.98%	2.02%	2.10	%(g)	2.27%

Total expenses after fees waived and/or reimbursed	1.91%	1.90	%(f)	1.92%	1.92%	2.01%		2.25%

Net investment loss	(1.47)%	(1.65	)%(f)	(1.49)%	(1.33)%	(1.34)%		(1.59)%

Supplemental Data

Net assets, end of period (000)	$291,802	$427,435		$317,792	$152,505	$142,942		$76,957

Portfolio turnover rate	29%	25%		27%	33%	49%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended September 30,
			2020	2019	2018	2017
Expense ratios	N/A	N/A	N/A	N/A	2.09%	N/A

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Period from 12/10/19 to 09/30/20	(a)

Net asset value, beginning of period	$64.89	$55.36		$34.59

Net investment loss(b)	(0.24)	(0.24)		(0.16)

Net realized and unrealized gain (loss)	(14.55)	12.68		20.93

Net increase (decrease) from investment operations	(14.79)	12.44		20.77

Distributions from net realized gain(c)	(4.73)	(2.91)		—

Net asset value, end of period	$45.37	$64.89		$55.36

Total Return(d)
Based on net asset value	(25.05)%	22.77	%(e)	60.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.84%	0.83	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.83%	0.82	%(g)	0.86	%(g)

Net investment loss	(0.38)%	(0.56	)%(g)	(0.46	)%(g)

Supplemental Data
Net assets, end of period (000)	$135,879	$122,568		$75,426

Portfolio turnover rate	29%	25%		27	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R
	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended September 30,
				2020	2019	2018	2017
Net asset value, beginning of period	$59.75	$51.37		$30.48	$29.90	$24.20	$18.21

Net investment loss(a)	(0.56)	(0.46)		(0.38)	(0.24)	(0.23)	(0.23)
Net realized and unrealized gain (loss)	(13.25)	11.75		21.78	1.12	7.78	6.42

Net increase (decrease) from investment operations	(13.81)	11.29		21.40	0.88	7.55	6.19

Distributions from net realized gain(b)	(4.50)	(2.91)		(0.51)	(0.30)	(1.85)	(0.20)

Net asset value, end of period	$41.44	$59.75		$51.37	$30.48	$29.90	$24.20

Total Return(c)
Based on net asset value	(25.47)%	22.28	%(d)	71.20%	3.12%	33.35%	34.41%

Ratios to Average Net Assets(e)
Total expenses	1.54%	1.50	%(f)	1.57%	1.60%	1.69%	1.81%

Total expenses after fees waived and/or reimbursed	1.42%	1.42	%(f)	1.42%	1.42%	1.53%	1.77%

Net investment loss	(0.98)%	(1.17	)%(f)	(0.99)%	(0.83)%	(0.87)%	(1.11)%

Supplemental Data
Net assets, end of period (000)	$35,001	$50,186		$38,907	$18,799	$13,577	$9,700

Portfolio turnover rate	29%	25%		27%	33%	49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Infrastructure Sustainable Opportunities Fund	Infrastructure Sustainable Opportunities	Non-Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

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invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Infrastructure Sustainable Opportunities were expensed by Infrastructure Sustainable Opportunities and reimbursed by the Manager. The Manager reimbursed Infrastructure Sustainable Opportunities $17,500, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2022, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

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warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Capital Appreciation
Barclays Capital, Inc.	$2,308,254	$(2,308,254)	$—	$—
Citigroup Global Markets, Inc.	949,311	(949,311)	—	—
Credit Suisse Securities (USA) LLC	1,227,570	(1,227,570)	—	—
J.P. Morgan Securities LLC	6,305,924	(6,305,924)	—	—

	$10,791,059	$(10,791,059)	$—	$—

Health Sciences Opportunities
Barclays Capital, Inc.	$37,394	$(37,394)	$—	$—
BofA Securities, Inc.	6,270,547	(6,270,547)	—	—
Citigroup Global Markets, Inc.	12,933,291	(12,933,291)	—	—
Goldman Sachs & Co. LLC	5,910,062	(5,910,062)	—	—
J.P. Morgan Securities LLC	39,279,020	(39,279,020)	—	—
Jefferies LLC	2,458,557	(2,458,557)	—	—
Morgan Stanley	41,025,103	(41,025,103)	—	—
National Financial Services LLC	2,039,880	(2,039,880)	—	—
SG Americas Securities LLC	10,920,952	(10,920,952)	—	—
State Street Bank & Trust Co.	1,849,162	(1,849,162)	—	—
Toronto-Dominion Bank	463,198	(463,198)	—	—

	$123,187,166	$(123,187,166)	$—	$—

Mid-Cap Growth Equity
Barclays Capital, Inc.	$24,043,678	$(24,043,678)	$—	$—
Citigroup Global Markets, Inc.	28,078,142	(28,078,142)	—	—
Credit Suisse Securities (USA) LLC	3,118,255	(3,118,255)	—	—
J.P. Morgan Securities LLC	76,634,657	(76,634,657)	—	—
Morgan Stanley	34,824,031	(34,824,031)	—	—
National Financial Services LLC	339,854	(339,854)	—	—
State Street Bank & Trust Co.	13,129,592	(13,129,592)	—	—
Toronto-Dominion Bank	3,885,973	(3,885,973)	—	—

	$184,054,182	$(184,054,182)	$—	$—

Technology Opportunities
Barclays Capital, Inc.	$3,899,202	$(3,899,202)	$—	$—
Citigroup Global Markets, Inc.	29,628,486	(29,628,486)	—	—
Goldman Sachs & Co. LLC	9,394,157	(9,394,157)	—	—

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Notes to Financial Statements (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Technology Opportunities (continued)
J.P. Morgan Securities LLC	$23,064,963	$(23,064,963)	$—	$—
Morgan Stanley	30,347,275	(30,347,275)	—	—
State Street Bank & Trust Co.	2,570,901	(2,570,901)	—	—

	$98,904,984	$(98,904,984)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC

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Notes to Financial Statements  (continued)

swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services, and with respect to Capital Appreciation, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Capital Appreciation

First $1 billion	0.650%
$1 billion - $1.5 billion	0.625
$1.5 billion - $5 billion	0.600
$5 billion - $7.5 billion	0.575
Greater than $7.5 billion	0.550

Investment Advisory Fees

Average Daily Net Assets	Health Sciences Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion	0.640

	Investment Advisory Fees

Average Daily Net Assets	Infrastructure Sustainable Opportunities	Technology Opportunities

First $1 billion	0.800%	0.820%
$1 billion - $3 billion	0.750	0.770
$3 billion - $5 billion	0.720	0.740
$5 billion - $10 billion	0.700	0.710
Greater than $10 billion	0.680	0.700

Investment Advisory Fees

Average Daily Net Assets	Mid-Cap Growth Equity

First $1 billion	0.700%
$1 billion - $3 billion	0.660
$3 billion - $5 billion	0.630
$5 billion - $10 billion	0.610
$10 billion - $18 billion	0.600
Greater than $18 billion	0.590

With respect to Infrastructure Sustainable Opportunities, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and, effective November 16, 2021, BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Fund for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Capital Appreciation	$ —	$ 6,177,936	$ 674,377	$ 174,114	$ 7,026,427
Health Sciences Opportunities	104,677	8,608,779	6,540,672	1,435,146	16,689,274
Infrastructure Sustainable Opportunities	—	171	—	—	171
Mid-Cap Growth Equity	275,189	6,515,256	3,493,453	557,386	10,841,284
Technology Opportunities	196,463	6,171,361	4,195,024	243,224	10,806,072

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Health Sciences Opportunities	$ 1,143,342	$ 8,378	$ 688,841	$ 130,903	$ 95,114	$ 57,417	$ 2,123,995
Infrastructure Sustainable Opportunities	15	—	14	—	1,308	—	1,337
Mid-Cap Growth Equity	1,926,686	22,024	521,534	69,911	919,053	22,298	3,481,506
Technology Opportunities	957,653	15,729	494,158	83,949	41,744	9,735	1,602,968

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$ 2,423	$ —	$ 54,402	$ 5,291	$ 2,111	$ 140	$ 64,367
Health Sciences Opportunities	17,751	139	72,679	14,894	1,324	1,229	108,016
Mid-Cap Growth Equity	11,751	106	99,537	3,189	6,621	705	121,909
Technology Opportunities	16,991	284	21,671	6,462	386	346	46,140

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$ 828,744	$ —	$ 2,120,309	$ 86,609	$ 33,231	$ 68,192	$ 3,137,085
Health Sciences Opportunities	6,247,866	63,574	3,712,040	672,870	29,960	617,404	11,343,714
Infrastructure Sustainable Opportunities	172	—	171	—	171	—	514
Mid-Cap Growth Equity	11,992,644	173,054	3,898,542	344,691	419,560	235,743	17,064,234
Technology Opportunities	5,533,850	89,951	3,229,545	369,635	12,893	102,775	9,338,649

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Capital Appreciation	$ 73,544
Health Sciences Opportunities	138,045
Infrastructure Sustainable Opportunities	20
Mid-Cap Growth Equity	159,323
Technology Opportunities	202,436

For the year ended May 31, 2022, affiliates received CDSCs as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$ 28,709	$ 40,885	$ 52,159	$ 62,711
Investor C	4,982	43,198	34,513	77,103

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Notes to Financial Statements (continued)

Expense Limitations, Waivers Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived
Capital Appreciation	$ 15,118
Health Sciences Opportunities	57,082
Infrastructure Sustainable Opportunities	76
Mid-Cap Growth Equity	35,782
Technology Opportunities	41,317

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund (except Health Sciences Opportunities), the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	N/A	1.00%	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	1.25	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	0.95	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 (or June 30, 2032 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the period ended May 31, 2022, Infrastructure Sustainable Opportunities waived and/or reimbursed the Manager investment advisory fees and other expenses of $198,233, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived — Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 15	$ —	$ 14	$ —	$ 1,308	$ —	$ 1,337
Mid-Cap Growth Equity	851,168	21,970	520,041	739	—	22,172	1,416,090
Technology Opportunities	681,456	7,408	442,185	13,244	640	9,712	1,154,645

	Transfer Agent Fees Waived and/or Reimbursed — Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 138	$ —	$ 137	$ —	$ 171	$ —	$ 446
Mid-Cap Growth Equity	330,153	26,452	423,606	—	—	87,029	867,240
Technology Opportunities	447,644	10,972	519,962	5,378	—	48,334	1,032,290

With respect to the contractual expense limitation of Infrastructure Sustainable Opportunities, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective September 30, 2028 the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Fund Name/Fund Level/Share Class	Expiring 05/31/24
Infrastructure Sustainable Opportunities
Fund Level	$ 198,233
Institutional	153
Investor A	151
Class K	1,479

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities retain 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, Capital Appreciation, Health Sciences Opportunities and Mid-Cap Growth Equity retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, Technology Opportunities retained 82% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Capital Appreciation	$ 10,223
Health Sciences Opportunities	200,446
Mid-Cap Growth Equity	365,546
Technology Opportunities	2,252,807

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Capital Appreciation and Infrastructure Sustainable Opportunities may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Capital Appreciation’s and Infrastructure Sustainable Opportunities’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program. In addition, Infrastructure Sustainable Opportunities is currently permitted to borrow and lend under the Interfund Lending Program.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2022, Capital Appreciation and Infrastructure Sustainable Opportunities did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended May 31, 2022, Health Sciences Opportunities recorded a reimbursement of $183,194 from an affiliate, which is included in capital contribution from affiliate in the Statements of Changes in Net Assets, related to an operating event.

7.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Capital Appreciation	$ 2,455,010,659	$ 2,866,552,371
Health Sciences Opportunities	5,351,253,381	6,742,786,436
Infrastructure Sustainable Opportunities	16,606,313	6,862,278
Mid-Cap Growth Equity	7,231,624,091	4,826,960,099
Technology Opportunities	2,233,718,301	3,274,234,659

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to net operating loss, certain deemed distributions, payments from affiliates and non-deductible expenses were reclassified to the following accounts:

	Capital Appreciation	Health Sciences Opportunities	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Paid-in capital	$ (13,961,585)	$ 66,606,646	$ (39,716)	$ (45,451,966)	$ (32,494,303)
Accumulated earnings (loss)	13,961,585	(66,606,646)	39,716	45,451,966	32,494,303

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Period	Capital Appreciation	Health Sciences Opportunities	(a)	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Ordinary income	05/31/22	$57,463,690	$162,713,719		$78,182	$93,002,830	$47,451,363
	05/31/21	—	125,995,241		—	—	—
	09/30/20	—	31,718,031		—	—	—
Long-term capital gains	05/31/22	523,109,725	807,323,848		—	809,564,976	580,844,171
	05/31/21	218,619,355	327,492,510		—	—	346,923,012
	09/30/20	320,787,906	285,293,246		—	23,133,112	32,211,050

Total	05/31/22	$580,573,415	$970,037,567		$78,182	$902,567,806	$628,295,534

	05/31/21	$218,619,355	$453,487,751		$—	$—	$346,923,012

	09/30/20	$320,787,906	$317,011,277		$—	$23,133,112	$32,211,050

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings were as follows:

	Capital Appreciation	Health Sciences Opportunities	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Undistributed ordinary income	$—	$14,115,826	$324,558	$—	$—
Undistributed long-term capital gains	196,085,568	628,590,089	664	—	—
Net unrealized gains(a)	1,291,005,145	3,027,242,575	(313,101)	1,104,591,323	1,312,858,654
Qualified late-year losses(b)	(2,738,547)	(173,260,612)	—	(1,210,859,661)	(472,213,314)

	$1,484,352,166	$3,496,687,878	$12,121	$(106,268,338)	$840,645,340

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts, accounting for swap agreements and the timing and recognition of partnership income.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Capital Appreciation	Health Sciences Opportunities	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Tax cost	$2,258,318,774	$6,570,878,901	$10,000,364	$12,904,446,070	$3,960,245,114

Gross unrealized appreciation	$1,411,920,178	$3,477,715,245	$383,663	$2,901,278,578	$1,567,062,490
Gross unrealized depreciation	(121,089,107)	(451,625,198)	(697,449)	(1,799,969,230)	(254,612,744)

Net unrealized appreciation (depreciation)	$1,290,831,071	$3,026,090,047	$(313,786)	$1,101,309,348	$1,312,449,746

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Capital Appreciation
Institutional
Shares sold	9,077,631	$365,178,278	4,238,591	$174,442,176	8,826,926	$281,748,539
Shares issued in reinvestment of distributions	2,208,629	96,052,412	1,007,995	40,138,359	1,783,274	52,232,104
Shares redeemed	(6,557,549)	(268,772,260)	(4,265,301)	(176,568,886)	(7,958,971)	(261,953,622)

	4,728,711	$192,458,430	981,285	$38,011,649	2,651,229	$72,027,021

Investor A
Shares sold and automatic conversion of shares	6,420,981	$239,225,888	5,557,342	$204,759,575	11,625,894	$349,131,626
Shares issued in reinvestment of distributions	6,684,788	259,138,163	3,267,552	117,272,474	6,005,152	159,797,108
Shares redeemed	(12,580,937)	(465,390,868)	(6,617,889)	(243,927,730)	(14,886,082)	(430,482,828)

	524,832	$32,973,183	2,207,005	$78,104,319	2,744,964	$78,445,906

Investor C
Shares sold	417,400	$9,523,681	369,716	$8,890,995	1,143,520	$22,141,923
Shares issued in reinvestment of distributions	559,182	13,320,882	295,390	6,894,411	1,472,411	26,415,050
Shares redeemed and automatic conversion of shares	(987,837)	(22,223,382)	(1,651,989)	(39,768,323)	(8,667,920)	(181,302,036)

	(11,255)	$621,181	(986,883)	$(23,982,917)	(6,051,989)	$(132,745,063)

Class K
Shares sold	2,650,053	$110,099,487	2,426,107	$100,124,273	3,812,856	$123,140,219
Shares issued in reinvestment of distributions	2,255,335	99,168,670	875,745	35,178,672	1,765,721	52,106,434
Shares redeemed	(4,243,421)	(179,618,463)	(1,624,865)	(67,511,009)	(5,911,987)	(195,998,137)

	661,967	$29,649,694	1,676,987	$67,791,936	(333,410)	$(20,751,484)

Class R
Shares sold	257,323	$7,134,270	191,775	$5,546,776	449,533	$10,062,423
Shares issued in reinvestment of distributions	197,158	5,739,257	93,417	2,594,192	311,109	6,520,841
Shares redeemed	(521,347)	(14,052,755)	(441,233)	(12,620,919)	(1,798,651)	(40,954,431)

	(66,866)	$(1,179,228)	(156,041)	$(4,479,951)	(1,038,009)	$(24,371,167)

	5,837,389	$254,523,260	3,722,353	$155,445,036	(2,027,215)	$(27,394,787)

Health Sciences Opportunities
Institutional
Shares sold	13,550,039	$1,054,458,394	14,799,297	$1,157,563,028	30,734,976	$2,097,120,978
Shares issued in reinvestment of distributions	5,984,415	466,096,116	3,001,455	226,129,630	1,925,274	127,299,118
Shares redeemed	(22,567,955)	(1,745,432,325)	(12,651,182)	(990,567,531)	(14,848,220)	(990,084,681)

	(3,033,501)	$(224,877,815)	5,149,570	$393,125,127	17,812,030	$1,234,335,415

Service
Shares sold	49,458	$3,664,984	77,768	$5,808,354	211,062	$13,288,854
Shares issued in reinvestment of distributions	51,296	3,778,993	24,080	1,724,851	24,556	1,546,767
Shares redeemed	(127,959)	(9,488,827)	(99,247)	(7,371,422)	(265,322)	(17,362,844)

	(27,205)	$(2,044,850)	2,601	$161,783	(29,704)	$(2,527,223)

Investor A
Shares sold and automatic conversion of shares	5,392,110	$397,992,758	5,722,116	$423,426,259	9,778,601	$634,881,833
Shares issued in reinvestment of distributions	3,792,616	278,689,830	1,903,002	135,722,096	1,709,241	107,254,886
Shares redeemed	(7,954,173)	(581,723,514)	(6,329,029)	(468,171,177)	(12,019,324)	(779,501,605)

	1,230,553	$94,959,074	1,296,089	$90,977,178	(531,482)	$(37,364,886)

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 05/31/22			Period from 10/01/20 to 05/31/21		Year Ended 09/30/20

Fund Name/Share Class	Shares	Amounts		Shares	Amounts	Shares	Amounts
Health Sciences Opportunities (continued)
Investor C
Shares sold	836,719	$53,237,828		998,097	$63,466,438	2,168,957	$121,404,339
Shares issued in reinvestment of distributions	1,004,187	62,580,022		551,584	33,779,024	591,997	32,133,581
Shares redeemed and automatic conversion of shares	(3,233,983)	(201,419,358)		(3,275,869)	(207,564,760)	(4,852,896)	(272,499,312)

	(1,393,077)	$(85,601,508)		(1,726,188)	$(110,319,298)	(2,091,942)	$(118,961,392)

Class K
Shares sold	1,698,513	$133,270,886		1,751,820	$137,573,979	2,729,431	$182,542,819
Shares issued in reinvestment of distributions	561,988	43,729,235		223,638	16,869,020	134,010	8,868,769
Shares redeemed	(1,876,019)	(144,869,125)		(875,598)	(68,819,975)	(1,079,477)	(73,224,544)

	384,482	$32,130,996		1,099,860	$85,623,024	1,783,964	$118,187,044

Class R
Shares sold	359,301	$26,082,993		388,187	$28,085,681	839,083	$52,510,559
Shares issued in reinvestment of distributions	357,082	25,476,530		158,798	11,045,975	147,933	9,068,275
Shares redeemed	(572,860)	(40,780,069)		(445,263)	(32,075,665)	(1,182,354)	(72,319,373)

	143,523	$10,779,454		101,722	$7,055,991	(195,338)	$(10,740,539)

	(2,695,225)	$(174,654,649)		5,923,654	$466,623,805	16,747,528	$1,182,928,419

Infrastructure Sustainable Opportunities
Institutional
Shares sold	11,003	$110,051	(a)	—	$—	—	$—
Shares issued in reinvestment of distributions	—	2	(a)	—	—	—	—
Shares redeemed	(320)	(3,269	)(a)	—	—	—	—

	10,683	$106,784		—	$—	—	$—

Investor A
Shares sold	10,952	$109,812	(a)	—	$—	—	$—

	10,952	$109,812		—	$—	—	$—

Class K
Shares sold	980,348	$9,803,544	(a)	—	$—	—	$—

	980,348	$9,803,544		—	$—	—	$—

	1,001,983	$10,020,140		—	$—	—	$—

Mid-Cap Growth Equity
Institutional
Shares sold	84,092,051	$3,672,781,183		76,729,126	$3,286,210,401	119,501,228	$3,693,132,346
Shares issued in reinvestment of distributions	9,954,734	462,557,816		—	—	380,726	11,273,296
Shares redeemed	(79,453,974)	(3,261,438,913)		(39,390,033)	(1,707,825,873)	(49,837,122)	(1,510,293,813)

	14,592,811	$873,900,086		37,339,093	$1,578,384,528	70,044,832	$2,194,111,829

Service
Shares sold	854,941	$34,641,736		759,533	$29,385,760	1,433,911	$39,876,738
Shares issued in reinvestment of distributions	146,401	6,102,842		—	—	10,189	272,453
Shares redeemed	(771,097)	(29,078,865)		(759,388)	(29,482,370)	(1,268,814)	(34,549,372)

	230,245	$11,665,713		145	$(96,610)	175,286	$5,599,819

Investor A
Shares sold and automatic conversion of shares	16,857,882	$647,069,791		14,604,659	$541,270,027	26,513,449	$701,674,743
Shares issued in reinvestment of distributions	3,734,682	148,274,848		—	—	248,010	6,336,662
Shares redeemed	(17,401,969)	(628,539,903)		(10,274,954)	(381,600,123)	(19,750,826)	(514,754,885)

	3,190,595	$166,804,736		4,329,705	$159,669,904	7,010,633	$193,256,520

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Mid-Cap Growth Equity (continued)
Investor C
Shares sold	1,829,067	$53,618,549	2,122,617	$60,398,835	4,255,862	$86,460,753
Shares issued in reinvestment of distributions	850,190	25,522,539	—	—	64,403	1,272,594
Shares redeemed and automatic conversion of shares	(2,880,629)	(78,703,717)	(1,871,041)	(53,171,624)	(3,670,980)	(75,460,685)

	(201,372)	$437,371	251,576	$7,227,211	649,285	$12,272,662

Class K
Shares sold	75,010,864	$3,289,871,678	37,389,839	$1,616,035,902	44,515,608	$1,398,814,727
Shares issued in reinvestment of distributions	4,431,881	206,797,826	—	—	101,794	3,020,245
Shares redeemed	(26,364,924)	(1,103,248,628)	(12,562,762)	(546,329,492)	(12,432,818)	(388,414,776)

	53,077,821	$2,393,420,876	24,827,077	$1,069,706,410	32,184,584	$1,013,420,196

Class R
Shares sold	1,783,479	$68,929,237	1,205,195	$44,092,592	1,006,329	$26,333,792
Shares issued in reinvestment of distributions	161,778	6,297,421	—	—	7,945	199,360
Shares redeemed	(1,059,950)	(37,561,892)	(587,198)	(21,353,231)	(772,971)	(19,925,520)

	885,307	$37,664,766	617,997	$22,739,361	241,303	$6,607,632

	71,775,407	$3,483,893,548	67,365,593	$2,837,630,804	110,305,923	$3,425,268,658

Technology Opportunities
Institutional
Shares sold	28,834,284	$1,778,526,131	31,498,346	$2,016,508,801	54,122,759	$2,319,352,317
Shares issued in reinvestment of distributions	5,074,418	339,300,116	3,237,288	198,898,991	471,213	16,237,989
Shares redeemed	(45,442,662)	(2,648,038,246)	(24,043,975)	(1,547,486,992)	(20,448,471)	(864,871,214)

	(11,533,960)	$(530,211,999)	10,691,659	$667,920,800	34,145,501	$1,470,719,092

Service
Shares sold	499,665	$29,601,143	761,187	$47,061,995	912,863	$37,615,435
Shares issued in reinvestment of distributions	98,949	6,194,905	50,276	2,904,450	10,689	348,246
Shares redeemed	(666,323)	(39,672,879)	(404,708)	(24,159,614)	(613,522)	(24,717,111)

	(67,709)	$(3,876,831)	406,755	$25,806,831	310,030	$13,246,570

Investor A
Shares sold and automatic conversion of shares	10,281,016	$602,060,939	16,511,068	$987,093,068	23,205,370	$928,916,120
Shares issued in reinvestment of distributions	3,054,990	186,654,164	1,835,620	103,620,746	343,246	10,939,261
Shares redeemed	(14,692,026)	(808,237,783)	(10,634,090)	(625,868,222)	(11,056,738)	(429,065,205)

	(1,356,020)	$(19,522,680)	7,712,598	$464,845,592	12,491,878	$510,790,176

Investor C
Shares sold	1,380,731	$64,636,301	2,158,165	$105,414,888	3,632,921	$119,929,010
Shares issued in reinvestment of distributions	764,535	37,880,552	483,442	22,455,900	113,196	3,022,331
Shares redeemed and automatic conversion of shares	(2,113,452)	(92,040,047)	(1,350,393)	(65,467,473)	(2,268,659)	(75,398,136)

	31,814	$10,476,806	1,291,214	$62,403,315	1,477,458	$47,553,205

Class K
Shares sold	3,720,630	$244,270,015	2,134,685	$137,933,600	2,128,339	$83,664,037	(b)
Shares issued in reinvestment of distributions	207,785	13,921,146	65,463	4,025,301	—	—
Shares redeemed	(2,822,714)	(151,390,233)	(1,673,650)	(107,067,621)	(765,843)	(30,913,420	)(b)

	1,105,701	$106,800,928	526,498	$34,891,280	1,362,496	$52,750,617

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Technology Opportunities (continued)
Class R
Shares sold	320,513	$17,676,525	336,770	$20,217,239	512,640	$19,501,932
Shares issued in reinvestment of distributions	61,453	3,776,895	40,021	2,272,386	9,842	316,225
Shares redeemed	(377,386)	(20,691,562)	(294,189)	(17,370,410)	(381,908)	(14,938,360)

	4,580	$761,858	82,602	$5,119,215	140,574	$4,879,797

	(11,815,594)	$(435,571,918)	20,711,326	$1,260,987,033	49,927,937	$2,099,939,457

(a)	For the period from September 30, 2021 (commencement of operations) to May 31, 2022.
(b)	For the period from December 10, 2019 (commencement of operations) to September 30, 2020.

As of May 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Infrastructure Sustainable Opportunities	Technology Opportunities
Institutional	10,000	—
Investor A	10,000	—
Class K	980,000	8,673

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Capital Appreciation Fund, Inc., and the Shareholders of BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund, and the Board of Trustees of BlackRock FundsSM :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Appreciation Fund, Inc., and BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund of BlackRock FundsSM, including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from October 1, 2020 through May 31, 2021, and for the year ended September 30, 2020, the financial highlights for the year then ended, for the period from October 1, 2020 through May 31, 2021, and for each of the four years in the period ended September 30, 2020, and the related notes. We have also audited the accompanying statement of assets and liabilities of BlackRock Infrastructure Sustainable Opportunities Fund of BlackRock FundsSM (collectively with BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund, the “Funds”), including the schedule of investments, as of May 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the period from September 30, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for the year then ended, for the period from October 1, 2020 through May 31, 2021, and for the year ended September 30, 2020, and the financial highlights for the year then ended, for the period from October 1, 2020 through May 31, 2021, and for each of the four years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Infrastructure Sustainable Opportunities Fund as of May 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 30, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income

Capital Appreciation	$ 22,645,685
Health Sciences Opportunities	122,081,724
Infrastructure Sustainable Opportunities	126,433
Mid-Cap Growth Equity	47,686,605
Technology Opportunities	24,831,127

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Business Income

Capital Appreciation	$ 82,307
Infrastructure Sustainable Opportunities	3,374
Mid-Cap Growth Equity	914,061

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Capital Appreciation	$523,109,725
Health Sciences Opportunities	874,116,135
Mid-Cap Growth Equity	809,564,976
Technology Opportunities	580,844,171

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Infrastructure Sustainable Opportunities	$ 88,867	$ 11,353

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Capital Appreciation	20.39%
Health Sciences Opportunities	88.30
Infrastructure Sustainable Opportunities	9.51
Mid-Cap Growth Equity	22.04
Technology Opportunities	11.76

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends

Capital Appreciation	$57,463,690
Health Sciences Opportunities	149,433,088
Infrastructure Sustainable Opportunities	41,495
Mid-Cap Growth Equity	93,002,830
Technology Opportunities	47,451,363

I M P O R T A N T T A X I N F O R M A T I O N	93

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”) and BlackRock Technology Opportunities Fund (“Technology Opportunities Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), its investment advisor.

The Board of Directors of BlackRock Capital Appreciation Fund, Inc. (the “Corporation” or “Capital Appreciation Fund”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation and the Manager, its investment advisor.

Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund and Capital Appreciation Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 20, 2022 are referred to as the “April Meeting” and the meetings held on May 10-11, 2022 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards have four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s and the Fund’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its

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Disclosure of Investment Advisory Agreements  (continued)

Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and(viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the second, first and first quartiles, respectively, against its Performance Peers.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Technology Opportunities Fund ranked in the third, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Capital Appreciation Fund ranked in the third, second and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	95

Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Trust noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Corporation noted that Capital Appreciation Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board of the Trust noted that Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes a breakpoint that adjust the fee rate downward as the size of the pertinent Fund increases above a certain contractually specified level. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of the breakpoint. With respect to Mid-Cap Growth Equity Portfolio, after discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 1, 2021.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall

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Disclosure of Investment Advisory Agreements  (continued)

operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio and Technology Opportunity Fund, for a one-year term ending June 30, 2023.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Capital Appreciation Fund, for a one-year term ending June 30, 2023.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	97

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016

Donald C. Opatrny 1952	Director (Since 2019 for the Trust; since 2015 for Capital Appreciation)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015;Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	99

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018 for the Trust; since 2015 for Capital Appreciation)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  With respect to Capital Appreciation, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to all the Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  With respect to Capital Appreciation, following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016. With respect to Infrastructure Sustainable Opportunities, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	101

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President of the Trust (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; previously Mr. Villacorta was Co-Head of BlackRock Solutions’ Portfolio Analytics Group and Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation/Trust serve at the pleasure of the Board.

Further information about the Corporation’s/Trust’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Corporation/Trust.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	103

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Advisers(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Transfer Agent	Address of the Corporation/Trust
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

(a) For BlackRock Infrastructure Sustainable Opportunities Fund.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	105

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-5/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Health Sciences Opportunities Portfolio	$29,988	$29,694	$213	$207	$14,700	$14,800	$0	$0
BlackRock Infrastructure Sustainable Opportunities Fund	$20,196	N/A	$0	$0	$27,550	N/A	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$18,360	$18,180	$213	$207	$14,700	$14,800	$0	$0
BlackRock Technology Opportunities Fund	$36,006	$35,653	$213	$207	$14,700	$14,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.
[4]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Health Sciences Opportunities Portfolio	$14,913	$15,007
BlackRock Infrastructure Sustainable Opportunities Fund	$27,550	N/A
BlackRock Mid-Cap Growth Equity Portfolio	$14,913	$15,007
BlackRock Technology Opportunities Fund	$14,913	$15,007

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,098,000	$2,032,000

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: July 21, 2022